Exhibit 7
Board of Governors of the Federal Reserve System
Federal Deposit Insurance Corporation
Office of the Comptroller of the Currency
Federal Financial Institutions Examination Council
 1
Consolidated Reports of Condition and Income for A Bank With Domestic and Foreign Offices — FFIEC 031

Institution Name City State Zip Code Call Report Quarter End Date Report Type RSSD-ID FDIC Certificate Number OCC Charter Number ABA Routing Number Last updated on	DEUTSCHE BANK TRUST COMPANY AMERICAS NEW YORK NY 10005 6/30/2008 031 214807 623 0 21001033 8/4/2008
Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency
Legend: NR — Not Reported, CONF — Confidential

DEUTSCHE BANK TRUST COMPANY AMERICAS	FFIEC 031
RSSD-ID 214807	Quarter End Date 6/30/2008
Last Updated on 8/4/2008	2
Bank Demographic Information

Dollar amounts in thousands
1. Reporting date	RCON9999	20080630	1.
2. FDIC certificate number	RSSD9050	623	2.
3. Legal title of bank	RSSD9017	Click here for value	3.
4. City	RSSD9130	JERSEY CITY	4.
5. State abbreviation	RSSD9200	NJ	5.
6. Zip code	RSSD9220	73113901	6.
(RSSD9017) DEUTSCHE BANK TRUST COMPANY AMERICAS
Contact Information

Dollar amounts in thousands
1. Contact Information for the Reports of Condition and Income			1.
a. Chief Financial Officer (or Equivalent) Signing the Reports			1.a.
1. Name	TEXTC490	CONF	1.a.1.
2. Title	TEXTC491	CONF	1.a.2.
3. E-mail Address	TEXTC492	CONF	1.a.3.
4. Telephone	TEXTC493	CONF	1.a.4.
5. FAX	TEXTC494	CONF	1.a.5.
b. Other Person to Whom Questions about the Reports Should be Directed			1.b.
1. Name	TEXTC495	CONF	1.b.1.
2. Title	TEXTC496	CONF	1.b.2.
3. E-mail Address	TEXT4086	CONF	1.b.3.
4. Telephone	TEXT8902	CONF	1.b.4.
5. FAX	TEXT9116	CONF	1.b.5.
2. Person to whom questions about Schedule RC-T — Fiduciary and Related Services should be directed			2.
a. Name and Title	TEXTB962	CONF	2.a.
b. E-mail Address	TEXTB926	CONF	2.b.
c. Telephone	TEXTB963	CONF	2.c.
d. FAX	TEXTB964	CONF	2.d.
3. Emergency Contact Information			3.
a. Primary Contact			3.a.
1. Name	TEXTC366	CONF	3.a.1.
2. Title	TEXTC367	CONF	3.a.2.
3. E-mail Address	TEXTC368	CONF	3.a.3.
4. Telephone	TEXTC369	CONF	3.a.4.
5. FAX	TEXTC370	CONF	3.a.5.
b. Secondary Contact			3.b.
1. Name	TEXTC371	CONF	3.b.1.
2. Title	TEXTC372	CONF	3.b.2.
3. E-mail Address	TEXTC373	CONF	3.b.3.
4. Telephone	TEXTC374	CONF	3.b.4.
5. FAX	TEXTC375	CONF	3.b.5.
4. USA PATRIOT Act Section 314(a) Anti-Money Laundering Contact Information			4.
a. Primary Contact			4.a.
1. Name	TEXTC437	CONF	4.a.1.
2. Title	TEXTC438	CONF	4.a.2.
3. E-mail Address	TEXTC439	CONF	4.a.3.

DEUTSCHE BANK TRUST COMPANY AMERICAS RSSD-ID 214807 Last Updated on 8/4/2008	FFIEC 031 Quarter End Date 6/30/2008 3

Dollar amounts in thousands
4. Telephone	TEXTC440	CONF	4.a.4.
5. FAX	TEXTC441	CONF	4.a.5.
b. Secondary Contact			4.b.
1. Name	TEXTC442	CONF	4.b.1.
2. Title	TEXTC443	CONF	4.b.2.
3. E-mail Address	TEXTC444	CONF	4.b.3.
4. Telephone	TEXTC445	CONF	4.b.4.
5. FAX	TEXTC446	CONF	4.b.5.
c. Third Contact			4.c.
1. Name	TEXTC870	CONF	4.c.1.
2. Title	TEXTC871	CONF	4.c.2.
3. E-mail Address	TEXTC872	CONF	4.c.3.
4. Telephone	TEXTC873	CONF	4.c.4.
5. FAX	TEXTC874	CONF	4.c.5.
d. Fourth Contact			4.d.
1. Name	TEXTC875	CONF	4.d.1.
2. Title	TEXTC876	CONF	4.d.2.
3. E-mail Address	TEXTC877	CONF	4.d.3.
4. Telephone	TEXTC878	CONF	4.d.4.
5. FAX	TEXTC879	CONF	4.d.5.
Optional Narrative Statement Concerning the Amounts Reported in the Reports of Condition and Income

Dollar amounts in thousands
1. Comments?	RCON6979	No	1.
2. Bank Management Statement	TEXT6980	NR	2.
Schedule RI — Income Statement

Dollar amounts in thousands
1. Interest income:			1.
a. Interest and fee income on loans:			1.a.
1. In domestic offices:			1.a.1.
a. Loans secured by real estate:			1.a.1.a.
1. Loans secured by 1-4 family residential properties	RIAD4435	21,000	1.a.1.a.1.
2. All other loans secured by real estate	RIAD4436	15,000	1.a.1.a.2.
b. Loans to finance agricultural production and other loans to farmers	RIAD4024	0	1.a.1.b.
c. Commercial and industrial loans	RIAD4012	89,000	1.a.1.c.
d. Loans to individuals for household, family, and other personal expenditures:			1.a.1.d.
1. Credit cards	RIADB485	0	1.a.1.d.1.
2. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RIADB486	18,000	1.a.1.d.2.
e. Loans to foreign governments and official institutions	RIAD4056	0	1.a.1.e.
f. All other loans in domestic offices	RIADB487	171,000	1.a.1.f.
2. In foreign offices, Edge and Agreement subsidiaries, and IBFs	RIAD4059	8,000	1.a.2.
3. Total interest and fee income on loans	RIAD4010	322,000	1.a.3.
b. Income from lease financing receivables	RIAD4065	0	1.b.
c. Interest income on balances due from depository institutions	RIAD4115	3,000	1.c.
d. Interest and dividend income on securities:			1.d.

DEUTSCHE BANK TRUST COMPANY AMERICAS	FFIEC 031
RSSD-ID 214807	Quarter End Date 6/30/2008
Last Updated on 8/4/2008	4

Dollar amounts in thousands
1. U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities)	RIADB488	22,000	1.d.1.
2. Mortgage-backed securities	RIADB489	0	1.d.2.
3. All other securities (includes securities issued by states and political subdivisions in the U.S.)	RIAD4060	9,000	1.d.3.
e. Interest income from trading assets	RIAD4069	314,000	1.e.
f. Interest income on federal funds sold and securities purchased under agreements to resell	RIAD4020	71,000	1.f.
g. Other interest income	RIAD4518	4,000	1.g.
h. Total interest income	RIAD4107	745,000	1.h.
2. Interest expense:			2.
a. Interest on deposits:			2.a.
1. Interest on deposits in domestic offices:			2.a.1.
a. Transaction accounts (NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)	RIAD4508	1,000	2.a.1.a.
b. Nontransaction accounts:			2.a.1.b.
1. Savings deposits (includes MMDAs)	RIAD0093	64,000	2.a.1.b.1.
2. Time deposits of $100,000 or more	RIADA517	5,000	2.a.1.b.2.
3. Time deposits of less than $100,000	RIADA518	0	2.a.1.b.3.
2. Interest on deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs	RIAD4172	83,000	2.a.2.
b. Expense of federal funds purchased and securities sold under agreements to repurchase	RIAD4180	102,000	2.b.
c. Interest on trading liabilities and other borrowed money	RIAD4185	36,000	2.c.
d. Interest on subordinated notes and debentures	RIAD4200	0	2.d.
e. Total interest expense	RIAD4073	291,000	2.e.
3. Net interest income	RIAD4074	454,000	3.
4. Provision for loan and lease losses	RIAD4230	20,000	4.
5. Noninterest income:			5.
a. Income from fiduciary activities	RIAD4070	213,000	5.a.
b. Service charges on deposit accounts in domestic offices	RIAD4080	35,000	5.b.
c. Trading revenue	RIADA220	-484,000	5.c.
d. Not available			5.d.
1. Fees and commissions from securities brokerage	RIADC886	0	5.d.1.
2. Investment banking, advisory, and underwriting fees and commissions	RIADC888	65,000	5.d.2.
3. Fees and commissions from annuity sales	RIADC887	0	5.d.3.
4. Underwriting income from insurance and reinsurance activities	RIADC386	0	5.d.4.
5. Income from other insurance activities	RIADC387	0	5.d.5.
e. Venture capital revenue	RIADB491	0	5.e.
f. Net servicing fees	RIADB492	0	5.f.
g. Net securitization income	RIADB493	0	5.g.
h. Not applicable			5.h.
i. Net gains (losses) on sales of loans and leases	RIAD5416	0	5.i.
j. Net gains (losses) on sales of other real estate owned	RIAD5415	0	5.j.
k. Net gains (losses) on sales of other assets (excluding securities)	RIADB496	1,000	5.k.
l. Other noninterest income	RIADB497	524,000	5.l.
m. Total noninterest income	RIAD4079	354,000	5.m.
6. Not available			6.
a. Realized gains (losses) on held-to-maturity securities	RIAD3521	0	6.a.
b. Realized gains (losses) on available-for-sale securities	RIAD3196	30,000	6.b.
7. Noninterest expense:			7.
a. Salaries and employee benefits	RIAD4135	300,000	7.a.

DEUTSCHE BANK TRUST COMPANY AMERICAS	FFIEC 031
RSSD-ID 214807	Quarter End Date 6/30/2008
Last Updated on 8/4/2008	5

Dollar amounts in thousands
b. Expenses of premises and fixed assets (net of rental income) (excluding salaries and employee benefits and mortgage interest)	RIAD4217	87,000	7.b.
c. Not available			7.c.
1. Goodwill impairment losses	RIADC216	0	7.c.1.
2. Amortization expense and impairment losses for other intangible assets	RIADC232	14,000	7.c.2.
d. Other noninterest expense	RIAD4092	399,000	7.d.
e. Total noninterest expense	RIAD4093	800,000	7.e.
8. Income (loss) before income taxes and extraordinary items and other adjustments	RIAD4301	18,000	8.
9. Applicable income taxes (on item 8)	RIAD4302	-7,000	9.
10. Income (loss) before extraordinary items and other adjustments	RIAD4300	25,000	10.
11. Extraordinary items and other adjustments, net of income taxes	RIAD4320	0	11.
12. Net income (loss)	RIAD4340	25,000	12.
1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax purposes	RIAD4513	0	M.1.
2. Income from the sale and servicing of mutual funds and annuities in domestic offices (included in Schedule RI, item 8)	RIAD8431	0	M.2.
3. Income on tax-exempt loans and leases to states and political subdivisions in the U.S. (included in Schedule RI, items 1.a and 1.b)	RIAD4313	0	M.3.
4. Income on tax-exempt securities issued by states and political subdivisions in the U.S. (included in Schedule RI, item 1.d.(3))	RIAD4507	0	M.4.
5. Number of full-time equivalent employees at end of current period	RIAD4150	2546	M.5.
6. Not applicable			M.6.
7. If the reporting bank has restated its balance sheet as a result of applying push down accounting this calendar year, report the date of the bank’s acquisition	RIAD9106	0	M.7.
8. Trading revenue (from cash instruments and derivative instruments):			M.8.
a. Interest rate exposures	RIAD8757	-441,000	M.8.a.
b. Foreign exchange exposures	RIAD8758	-18,000	M.8.b.
c. Equity security and index exposures	RIAD8759	3,000	M.8.c.
d. Commodity and other exposures	RIAD8760	0	M.8.d.
e. Credit exposures	RIADF186	-28,000	M.8.e.
9. Net gains (losses) recognized in earnings on credit derivatives that economically hedge credit exposures held outside the trading account:			M.9.
a. Net gains (losses) on credit derivatives held for trading	RIADC889	0	M.9.a.
b. Net gains (losses) on credit derivatives held for purposes other than trading	RIADC890	-15,000	M.9.b.
10. Credit losses on derivatives	RIADA251	0	M.10.
11. Does the reporting bank have a Subchapter Selection in effect for federal income tax purposes for the current tax year?	RIADA530	No	M.11.
12. Noncash income from negative amortization on closed-end loans secured by 1-4 family residential properties (included in Schedule RI, item 1.a.(1)(a)(1))	RIADF228	NR	M.12.
13. Net gains (losses) recognized in earnings on assets and liabilities that are reported at fair value under a fair value option:			M.13.
a. Net gains (losses) on assets	RIADF551	-375,000	M.13.a.
1. Estimated net gains (losses) on loans attributable to changes in instrument-specific credit risk	RIADF552	0	M.13.a.1.
b. Net gains (losses) on liabilities	RIADF553	0	M.13.b.
1. Estimated net gains (losses) on liabilities attributable to changes in instrument-specific credit risk	RIADF554	0	M.13.b.1.

DEUTSCHE BANK TRUST COMPANY AMERICAS	FFIEC 031
RSSD-ID 214807	Quarter End Date 6/30/2008
Last Updated on 8/4/2008	6
Schedule RI-A — Changes in Equity Capital

Dollar amounts in thousands
1. Total equity capital most recently reported for the December 31, 2007, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	RIAD3217	8,518,000	1.
2. Restatements due to corrections of material accounting errors and changes in accounting principles	RIADB507	-61,000	2.
3. Balance end of previous calendar year as restated	RIADB508	8,457,000	3.
4. Net income (loss)	RIAD4340	25,000	4.
5. Sale, conversion, acquisition, or retirement of capital stock, net (excluding treasury stock transactions)	RIADB509	4,000	5.
6. Treasury stock transactions, net	RIADB510	0	6.
7. Changes incident to business combinations, net	RIAD4356	0	7.
8. Cash dividends declared on preferred stock	RIAD4470	0	8.
9. Cash dividends declared on common stock	RIAD4460	0	9.
10. Other comprehensive income	RIADB511	24,000	10.
11. Other transactions with parent holding company (not included in items 5, 6, 8, or 9 above)	RIAD4415	0	11.
12. Total equity capital end of current period	RIAD3210	8,510,000	12.
Schedule RI-B Part I — Charge-offs and Recoveries on Loans and Leases

	(Column A) Charge-offs		(Column B) Recoveries
Dollar amounts in thousands	Calendar year-to-date		Calendar year-to-date
1. Loans secured by real estate:					1.
a. Construction, land development, and other land loans in domestic offices:					1.a.
1. 1-4 family residential construction loans	RIADC891	0	RIADC892	0	1.a.1.
2. Other construction loans and all land development and other land loans	RIADC893	0	RIADC894	0	1.a.2.
b. Secured by farmland in domestic offices	RIAD3584	0	RIAD3585	0	1.b.
c. Secured by 1-4 family residential properties in domestic offices:					1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RIAD5411	0	RIAD5412	0	1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:					1.c.2.
a. Secured by first liens	RIADC234	0	RIADC217	0	1.c.2.a.
b. Secured by junior liens	RIADC235	0	RIADC218	0	1.c.2.b.
d. Secured by multifamily (5 or more) residential properties in domestic offices	RIAD3588	0	RIAD3589	0	1.d.
e. Secured by nonfarm nonresidential properties in domestic offices:					1.e.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RIADC895	0	RIADC896	0	1.e.1.
2. Loans secured by other nonfarm nonresidential properties	RIADC897	0	RIADC898	0	1.e.2.
f. In foreign offices	RIADB512	0	RIADB513	0	1.f.
2. Loans to depository institutions and acceptances of other banks:					2.
a. To U.S. banks and other U.S. depository institutions	RIAD4653	0	RIAD4663	0	2.a.
b. To foreign banks	RIAD4654	0	RIAD4664	0	2.b.
3. Loans to finance agricultural production and other loans to farmers	RIAD4655	0	RIAD4665	0	3.
4. Commercial and industrial loans:					4.
a. To U.S. addressees (domicile)	RIAD4645	0	RIAD4617	7,000	4.a.
b. To non-U.S. addressees (domicile)	RIAD4646	0	RIAD4618	0	4.b.
5. Loans to individuals for household, family, and other personal expenditures:					5.
a. Credit cards	RIADB514	0	RIADB515	0	5.a.
b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RIADB516	0	RIADB517	0	5.b.
6. Loans to foreign governments and official institutions	RIAD4643	0	RIAD4627	0	6.

DEUTSCHE BANK TRUST COMPANY AMERICAS	FFIEC 031
RSSD-ID 214807	Quarter End Date 6/30/2008
Last Updated on 8/4/2008	7

	(Column A) Charge-offs		(Column B) Recoveries
Dollar amounts in thousands	Calendar year-to-date		Calendar year-to-date
7. All other loans	RIAD4644	0	RIAD4628	0	7.
8. Lease financing receivables:					8.
a. Leases to individuals for household, family, and other personal expenditures	RIADF185	0	RIADF187	0	8.a.
b. All other leases	RIADC880	0	RIADF188	0	8.b.
9. Total	RIAD4635	0	RIAD4605	7,000	9.
1. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule	RIAD5409	0	RIAD5410	0
RI-B, part I, items 4 and 7, above					M.1
2. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RI-B, part I, item 1, above)	RIAD4652	0	RIAD4662	0	M.2.
3. Not applicable					M.3
Schedule RI-B Part I — Charge-offs and Recoveries on Loans and Leases

Dollar amounts in thousands
4. Uncollectible retail credit card fees and finance charges reversed against income (i.e., not included in charge-offs against the allowance for loan and lease losses)	RIADC388	NR	M.4.
Schedule RI-B Part II — Changes in Allowance for Loan and Lease Losses

Dollar amounts in thousands
1. Balance most recently reported for the December 31, 2007, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	RIADB522	82,000	1.
2. Recoveries	RIAD4605	7,000	2.
3. Charge-offs	RIADC079	0	3.
4. Write-downs arising from transfers of loans to a held-for-sale account	RIAD5523	0	4.
5. Provision for loan and lease losses	RIAD4230	20,000	5.
6. Adjustments	RIADC233	-5,000	6.
7. Balance end of current period	RIAD3123	104,000	7.
1. Allocated transfer risk reserve included in Schedule RI-B, part II, item 7, above	RIADC435	0	M.1.
2. Separate valuation allowance for uncollectible retail credit card fees and finance charges.	RIADC389	NR	M.2.
3. Amount of allowance for loan and lease losses attributable to retail credit card fees and finance charges	RIADC390	NR	M.3.
4. Amount of allowance for post-acquisition losses on purchased impaired loans accounted
for in accordance with AICPA Statement of Position 03-3 (included in Schedule RI-B, part II, item 7, above)	RIADC781	0	M.4.
Schedule RI-D — Income from Foreign Offices

Dollar amounts in thousands
1. Total interest income in foreign offices	RIADC899	190,000	1.
2. Total interest expense in foreign offices	RIADC900	141,000	2.
3. Provision for loan and lease losses in foreign offices	RIADC901	0	3.
4. Noninterest income in foreign offices:			4.
a. Trading revenue	RIADC902	9,000	4.a.
b. Investment banking, advisory, brokerage, and underwriting fees and commissions	RIADC903	0	4.b.
c. Net securitization income	RIADC904	0	4.c.
d. Other noninterest income	RIADC905	4,000	4.d.
5. Realized gains (losses) on held-to-maturity and available-for-sale securities in foreign offices	RIADC906	0	5.
6. Total noninterest expense in foreign offices	RIADC907	23,000	6.

DEUTSCHE BANK TRUST COMPANY AMERICAS	FFIEC 031
RSSD-ID 214807	Quarter End Date 6/30/2008
Last Updated on 8/4/2008	8

Dollar amounts in thousands
7. Adjustments to pretax income in foreign offices for internal allocations to foreign offices to reflect the effects of equity capital on overall bank funding costs	RIADC908	104,000	7.
8. Applicable income taxes (on items 1 through 7)	RIADC909	15,000	8.
9. Extraordinary items and other adjustments, net of income taxes, in foreign offices	RIADC910	0	9.
10. Net income attributable to foreign offices before internal allocations of income and expense	RIADC911	128,000	10.
11. Internal allocations of income and expense applicable to foreign offices	RIADC912	0	11.
12. Eliminations arising from the consolidation of foreign offices with domestic offices	RIADC913	-103,000	12.
13. Consolidated net income attributable to foreign offices	RIADC914	25,000	13.

Schedule RI-E — Explanations

Dollar amounts in thousands
1. Other noninterest income (from Schedule RI, item 5.l) Itemize and describe amounts greater than $25,000 that exceed 3% of Schedule RI, item 5.l:			1.
a. Income and fees from the printing and sale of checks	RIADC013	0	1.a.
b. Earnings on/increase in value of cash surrender value of life insurance	RIADC014	0	1.b.
c. Income and fees from automated teller machines (ATMs)	RIADC016	0	1.c.
d. Rent and other income from other real estate owned	RIAD4042	0	1.d.
e. Safe deposit box rent	RIADC015	0	1.e.
f. Net change in the fair values of financial instruments accounted for under a fair value option	RIADF229	0	1.f.
g. Bank card and credit card interchange fees	RIADF555	0	1.g.
h. Disclose component and the dollar amount of that component:			1.h.
1. Describe component	TEXT4461	Money Transfer fees	1.h.1.
2. Amount of component	RIAD4461	65,000	1.h.2.
i. Disclose component and the dollar amount of that component:			1.i.
1. Describe component	TEXT4462	Click here for value	1.i.1.
2. Amount of component	RIAD4462	56,000	1.i.2.
j. Disclose component and the dollar amount of that component:			1.j.
1. Describe component	TEXT4463	Click here for value	1.j.1.
2. Amount of component	RIAD4463	351,000	1.j.2.
2. Other noninterest expense (from Schedule RI, item 7.d) Itemize and describe amounts greater than $25,000 that exceed 3% of Schedule RI, item 7.d:			2.
a. Data processing expenses	RIADC017	35,000	2.a.
b. Advertising and marketing expenses	RIAD0497	0	2.b.
c. Directors’ fees	RIAD4136	0	2.c.
d. Printing, stationery, and supplies	RIADC018	0	2.d.
e. Postage	RIAD8403	0	2.e.
f. Legal fees and expenses	RIAD4141	0	2.f.
g. FDIC deposit insurance assessments	RIAD4146	0	2.g.
h. Accounting and auditing expenses	RIADF556	0	2.h.
i. Consulting and advisory expenses	RIADF557	0	2.i.
j. Automated teller machine (ATM) and interchange expenses	RIADF558	0	2.j.
k. Telecommunications expenses	RIADF559	0	2.k.
l. Disclose component and the dollar amount of that component:			2.l.
1. Describe component	TEXT4464	Click here for value	2.l.1.
2. Amount of component	RIAD4464	251,000	2.l.2.
m. Disclose component and the dollar amount of that component:			2.m.

DEUTSCHE BANK TRUST COMPANY AMERICAS	FFIEC 031
RSSD-ID 214807	Quarter End Date 6/30/2008
Last Updated on 8/4/2008	9

Dollar amounts in thousands
1. Describe component	TEXT4467	Click here for value	2.m.1.
2. Amount of component	RIAD4467	82,000	2.m.2.
n. Disclose component and the dollar amount of that component:			2.n.
1. Describe component	TEXT4468	NR	2.n.1.
2. Amount of component	RIAD4468	0	2.n.2.
3. Extraordinary items and other adjustments and applicable income tax effect (from Schedule RI, item 11):			3.
a. Disclose component, the gross dollar amount of that component, and its related income tax:			3.a.
1. Describe component	TEXT4469	NR	3.a.1.
2. Amount of component	RIAD4469	0	3.a.2.
3. Applicable income tax effect	RIAD4486	0	3.a.3.
b. Disclose component, the gross dollar amount of that component, and its related income tax:			3.b.
1. Describe component	TEXT4487	NR	3.b.1.
2. Amount of component	RIAD4487	0	3.b.2.
3. Applicable income tax effect	RIAD4488	0	3.b.3.
c. Disclose component, the gross dollar amount of that component, and its related income tax:			3.c.
1. Describe component	TEXT4489	NR	3.c.1.
2. Amount of component	RIAD4489	0	3.c.2.
3. Applicable income tax effect	RIAD4491	0	3.c.3.
4. Restatements due to corrections of material accounting errors and changes in accounting principles (from Schedule RI-A, item 2):			4.
a. Cumulative-effect adjustment resulting from the initial adoption of FAS 159, Fair Value Option	RIADF465	-61,000	4.a.
b. Disclose component and the dollar amount of that component:			4.b.
1. Describe component	TEXTB527	NR	4.b.1.
2. Amount of component	RIADB527	0	4.b.2.
5. Other transactions with parent holding company (from Schedule RI-A, item 11):			5.
a. Disclose component and the dollar amount of that component:			5.a.
1. Describe component	TEXT4498	NR	5.a.1.
2. Amount of component	RIAD4498	0	5.a.2.
b. Disclose component and the dollar amount of that component:			5.b.
1. Describe component	TEXT4499	NR	5.b.1.
2. Amount of component	RIAD4499	0	5.b.2.
6. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 6):			6.
a. Disclose component and the dollar amount of that component:			6.a.
1. Describe component	TEXT4521	Click here for value	6.a.1.
2. Amount of component	RIAD4521	-5,000	6.a.2.
b. Disclose component and the dollar amount of that component:			6.b.
1. Describe component	TEXT4522	NR	6.b.1.
2. Amount of component	RIAD4522	0	6.b.2.
7. Other explanations:			7.
a. Comments?	RIAD4769	Yes	7.a.
b. Other explanations	TEXT4769	Click here for value	7.b.
(TEXT4462) Equity income of unconsolidated subsidiaries and affiliates

DEUTSCHE BANK TRUST COMPANY AMERICAS	FFIEC 031
RSSD-ID 214807	Quarter End Date 6/30/2008
Last Updated on 8/4/2008	10
(TEXT4463) Intercompany Revenue Allocation
(TEXT4464) intercompany expense allocation
(TEXT4467) Professional Fees
(TEXT4521) Impact of FAS 159 adoption & reversal of unearned discount using interest accretion on impaired loan
(TEXT4769) Net unrealized gain/loss on Fair Value Option — Loan Commitment $ 48,000
Schedule RC — Balance Sheet

Dollar amounts in thousands
1. Cash and balances due from depository institutions (from Schedule RC-A):			1.
a. Noninterest-bearing balances and currency and coin	RCFD0081	2,125,000	1.a.
b. Interest-bearing balances	RCFD0071	546,000	1.b.
2. Securities:			2.
a. Held-to-maturity securities (from Schedule RC-B, column A)	RCFD1754	0	2.a.
b. Available-for-sale securities (from Schedule RC-B, column D)	RCFD1773	1,804,000	2.b.
3. Federal funds sold and securities purchased under agreements to resell:			3.
a. Federal funds sold in domestic offices	RCONB987	6,868,000	3.a.
b. Securities purchased under agreements to resell	RCFDB989	6,013,000	3.b.
4. Loans and lease financing receivables (from Schedule RC-C):			4.
a. Loans and leases held for sale	RCFD5369	0	4.a.
b. Loans and leases, net of unearned income	RCFDB528	12,849,000	4.b.
c. Allowance for loan and lease losses	RCFD3123	104,000	4.c.
d. Loans and leases, net of unearned income and allowance	RCFDB529	12,745,000	4.d.
5. Trading assets (from Schedule RC-D)	RCFD3545	10,214,000	5.
6. Premises and fixed assets (including capitalized leases)	RCFD2145	159,000	6.
7. Other real estate owned (from Schedule RC-M)	RCFD2150	0	7.
8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)	RCFD2130	0	8.
9. Not applicable			9.
10. Intangible assets:			10.
a. Goodwill	RCFD3163	0	10.a.
b. Other intangible assets (from Schedule RC-M)	RCFD0426	78,000	10.b.
11. Other assets (from Schedule RC-F)	RCFD2160	5,519,000	11.
12. Total assets	RCFD2170	46,071,000	12.
13. Deposits:			13.
a. In domestic offices	RCON2200	14,995,000	13.a.
1. Noninterest-bearing	RCON6631	3,273,000	13.a.1.
2. Interest-bearing	RCON6636	11,722,000	13.a.2.
b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E, part II)	RCFN2200	8,703,000	13.b.
1. Noninterest-bearing	RCFN6631	5,235,000	13.b.1.
2. Interest-bearing	RCFN6636	3,468,000	13.b.2.
14. Federal funds purchased and securities sold under agreements to repurchase:			14.
a. Federal funds purchased in domestic offices	RCONB993	8,697,000	14.a.
b. Securities sold under agreements to repurchase	RCFDB995	0	14.b.
15. Trading liabilities (from Schedule RC-D)	RCFD3548	261,000	15.
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) (from Schedule RC-M)	RCFD3190	1,012,000	16.

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Dollar amounts in thousands
17. Not applicable			17.
18. Not applicable			18.
19. Subordinated notes and debentures	RCFD3200	0	19.
20. Other liabilities (from Schedule RC-G)	RCFD2930	3,388,000	20.
21. Total liabilities	RCFD2948	37,056,000	21.
22. Minority interest in consolidated subsidiaries	RCFD3000	505,000	22.
23. Perpetual preferred stock and related surplus	RCFD3838	1,500,000	23.
24. Common stock	RCFD3230	2,127,000	24.
25. Surplus (exclude all surplus related to preferred stock)	RCFD3839	592,000	25.
26. Not available			26.
a. Retained earnings	RCFD3632	4,302,000	26.a.
b. Accumulated other comprehensive income	RCFDB530	-11,000	26.b.
27. Other equity capital components	RCFDA130	0	27.
28. Total equity capital	RCFD3210	8,510,000	28.
29. Total liabilities, minority interest, and equity capital	RCFD3300	46,071,000	29.
1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2007
	RCFD6724	NR	M.1.
Schedule RC-A — Cash and Balances Due From Depository Institutions

	(Column A) Consolidated		(Column B) Domestic
Dollar amounts in thousands	Bank		Offices
1. Cash items in process of collection, unposted debits, and currency and coin	RCFD0022	1,396,000			1.
a. Cash items in process of collection and unposted debits			RCON0020	1,395,000	1.a.
b. Currency and coin			RCON0080	1,000	1.b.
2. Balances due from depository institutions in the U.S			RCON0082	38,000	2.
a. U.S. branches and agencies of foreign banks (including their IBFs)	RCFD0083	1,000			2.a.
b. Other commercial banks in the U.S. and other depository institutions in the U.S. (including their IBFs)	RCFD0085	37,000			2.b.
3. Balances due from banks in foreign countries and foreign central banks			RCON0070	9,000	3.
a. Foreign branches of other U.S. banks	RCFD0073	0			3.a.
b. Other banks in foreign countries and foreign central banks	RCFD0074	547,000			3.b.
4. Balances due from Federal Reserve Banks	RCFD0090	690,000	RCON0090	690,000	4.
5. Total	RCFD0010	2,671,000	RCON0010	2,133,000	5.

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Schedule RC-B — Securities

	(Column A)	(Column B)	(Column C)	(Column D)
	Held-to-maturity	Held-to-maturity	Available-for-sale	Available-for-sale
Dollar amounts in thousands	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	RCFD0211	RCFD0213	RCFD1286	RCFD1287
1. U.S. Treasury securities	0	0	302,000	308,000	1.

2.U.S. Government agency obligations (exclude mortgage-backed securities):					2.
	RCFD1289	RCFD1290	RCFD1291	RCFD1293
a. Issued by U.S. Government agencies	0	0	0	0	2.a.
	RCFD1294	RCFD1295	RCFD1297	RCFD1298
b. Issued by U.S. Government-sponsored agencies	0	0	0	0	2.b.
	RCFD8496	RCFD8497	RCFD8498	RCFD8499
3. Securities issued by states and political subdivisions in the U.S	0	0	0	0	3.

4. Mortgage-backed securities (MBS):					4.

a. Pass-through securities:					4.a.
	RCFD1698	RCFD1699	RCFD1701	RCFD1702
1. Guaranteed by GNMA	0	0	0	0	4.a.1.
	RCFD1703	RCFD1705	RCFD1706	RCFD1707
2. Issued by FNMA and FHLMC	0	0	0	0	4.a.2.
	RCFD1709	RCFD1710	RCFD1711	RCFD1713
3. Other pass-through securities	0	0	0	0	4.a.3.

b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):					4.b.
	RCFD1714	RCFD1715	RCFD1716	RCFD1717
1. Issued or guaranteed by FNMA, FHLMC, or GNMA	0	0	0	0	4.b.1.
	RCFD1718	RCFD1719	RCFD1731	RCFD1732
2. Collateralized by MBS issued or guaranteed by FNMA, FHLMC, or GNMA	0	0	0	0	4.b.2.
	RCFD1733	RCFD1734	RCFD1735	RCFD1736
3. All other mortgage-backed securities	0	0	0	0	4.b.3.
	RCFDC026	RCFDC988	RCFDC989	RCFDC027
5. Asset-backed securities (ABS)	0	0	0	0	5.

6. Other debt securities:					6.
	RCFD1737	RCFD1738	RCFD1739	RCFD1741
a. Other domestic debt securities	0	0	12,000	12,000	6.a.

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	(Column A)	(Column B)	(Column C)	(Column D)
	Held-to-maturity	Held-to-maturity	Available-for-sale	Available-for-sale
Dollar amounts in thousands	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	RCFD1742	RCFD1743	RCFD1744	RCFD1746
b. Foreign debt securities	0	0	1,452,000	1,467,000	6.b.
			RCFDA510	RCFDA511
7. Investments in mutual funds and other equity securities with readily determinable fair values			14,000	17,000	7.
	RCFD1754	RCFD1771	RCFD1772	RCFD1773
8. Total	0	0	1,780,000	1,804,000	8.

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Schedule RC-B — Securities

Dollar amounts in thousands
1. Pledged securities	RCFD0416	0	M.1.
2. Maturity and repricing data for debt securities (excluding those in nonaccrual status):			M.2.
a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:
			M.2.a.
1. Three months or less	RCFDA549	412,000	M.2.a.1.
2. Over three months through 12 months	RCFDA550	528,000	M.2.a.2.
3. Over one year through three years	RCFDA551	847,000	M.2.a.3.
4. Over three years through five years	RCFDA552	0	M.2.a.4.
5. Over five years through 15 years	RCFDA553	0	M.2.a.5.
6. Over 15 years	RCFDA554	0	M.2.a.6.
b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:			M.2.b.
1. Three months or less	RCFDA555	0	M.2.b.1.
2. Over three months through 12 months	RCFDA556	0	M.2.b.2.
3. Over one year through three years	RCFDA557	0	M.2.b.3.
4. Over three years through five years	RCFDA558	0	M.2.b.4.
5. Over five years through 15 years	RCFDA559	0	M.2.b.5.
6. Over 15 years	RCFDA560	0	M.2.b.6.
c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass-through securities) with an expected average life of:			M.2.c.
1. Three years or less	RCFDA561	0	M.2.c.1.
2. Over three years	RCFDA562	0	M.2.c.2.
d. Debt securities with a REMAINING MATURITY of one year or less (included in Memorandum items 2.a through 2.c above)	RCFDA248	0	M.2.d.
3. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date of sale or transfer)	RCFD1778	0	M.3.
4. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, 5, and 6):			M.4.
a. Amortized cost	RCFD8782	0	M.4.a.
b. Fair value	RCFD8783	0	M.4.b.

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Schedule RC-B — Securities

	(Column A)	(Column B)	(Column C)	(Column D)
	Held-to-maturity	Held-to-maturity	Available-for-sale	Available-for-sale
Dollar amounts in thousands	Amortized Cost	Fair Value	Amortized Cost	Fair Value
5. Asset-backed securities (ABS):					M.5.
	RCFDB838	RCFDB839	RCFDB840	RCFDB841
a. Credit card receivables	0	0	0	0	M.5.a.
	RCFDB842	RCFDB843	RCFDB844	RCFDB845
b. Home equity lines	0	0	0	0	M.5.b.
	RCFDB846	RCFDB847	RCFDB848	RCFDB849
c. Automobile loans	0	0	0	0	M.5.c.
	RCFDB850	RCFDB851	RCFDB852	RCFDB853
d. Other consumer loans	0	0	0	0	M.5.d.
	RCFDB854	RCFDB855	RCFDB856	RCFDB857
e. Commercial and industrial loans	0	0	0	0	M.5.e.
	RCFDB858	RCFDB859	RCFDB860	RCFDB861
f. Other	0	0	0	0	M.5.f.

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RSSD-ID 214807	Quarter End Date 6/30/2008
Last Updated on 8/4/2008	16
Schedule RC-C Part I — Loans and Leases

	(Column A) Consolidated		(Column B) Domestic
Dollar amounts in thousands	Bank		Offices
1. Loans secured by real estate	RCFD1410	2,546,000			1.
a. Construction, land development, and other land loans:					1.a.
1. 1-4 family residential construction loans			RCONF158	20,000	1.a.1.
2. Other construction loans and all land development and other land loans			RCONF159	72,000	1.a.2.
b. Secured by farmland (including farm residential and other improvements)			RCON1420	0	1.b.
c. Secured by 1-4 family residential properties:					1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit			RCON1797	0	1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:					1.c.2.
a. Secured by first liens			RCON5367	1,377,000	1.c.2.a.
b. Secured by junior liens			RCON5368	0	1.c.2.b.
d. Secured by multifamily (5 or more) residential properties			RCON1460	3,000	1.d.
e. Secured by nonfarm nonresidential properties:					1.e.
1. Loans secured by owner-occupied nonfarm nonresidential Properties			RCONF160	2,000	1.e.1.
2. Loans secured by other nonfarm nonresidential properties			RCONF161	1,015,000	1.e.2.
2. Loans to depository institutions and acceptances of other banks:					2.
a. To commercial banks in the U.S			RCONB531	603,000	2.a.
1. To U.S. branches and agencies of foreign banks	RCFDB532	508,000			2.a.1.
2. To other commercial banks in the U.S	RCFDB533	95,000			2.a.2.
b. To other depository institutions in the U.S	RCFDB534	0	RCONB534	0	2.b.
c. To banks in foreign countries			RCONB535	701,000	2.c.
1. To foreign branches of other U.S. banks	RCFDB536	0			2.c.1.
2. To other banks in foreign countries	RCFDB537	701,000			2.c.2.
3. Loans to finance agricultural production and other loans to farmers	RCFD1590	0	RCON1590	0	3.
4. Commercial and industrial loans:					4.
a. To U.S. addressees (domicile)	RCFD1763	2,599,000	RCON1763	2,599,000	4.a.
b. To non-U.S. addressees (domicile)	RCFD1764	4,000	RCON1764	0	4.b.
5. Not applicable					5.
6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):					6.
a. Credit cards	RCFDB538	0	RCONB538	0	6.a.
b. Other revolving credit plans	RCFDB539	0	RCONB539	0	6.b.
c. Other consumer loans (includes single payment, installment, and all student loans)	RCFD2011	1,047,000	RCON2011	1,046,000	6.c.
7. Loans to foreign governments and official institutions (including foreign central banks)	RCFD2081	0	RCON2081	0	7.
8. Obligations (other than securities and leases) of states and political subdivisions in the U.S	RCFD2107	0	RCON2107	0	8.
9. Other loans	RCFD1563	5,349,000			9.
a. Loans for purchasing or carrying securities (secured and unsecured)			RCON1545	2,505,000	9.a.
b. All other loans (exclude consumer loans)			RCON1564	2,843,000	9.b.
10. Lease financing receivables (net of unearned income)			RCON2165	0	10.
a. Leases to individuals for household, family, and other personal expenditures (i.e., consumer leases)	RCFDF162	0			10.a.
b. All other leases	RCFDF163	0			10.b.
11. Any unearned income on loans reflected in items 1-9 above	RCFD2123	0	RCON2123	0	11.
12. Total loans and leases, net of unearned income	RCFD2122	12,849,000	RCON2122	12,786,000	12.

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Schedule RC-C Part I — Loans and Leases

Dollar amounts in thousands
1. Loans and leases restructured and in compliance with modified terms (included in Schedule RC-C, part I, and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1):			M.1.
a. Loans secured by 1-4 family residential properties in domestic offices	RCONF576	0	M.1.a.
b. Other loans and all leases (exclude loans to individuals for household, family, and other personal expenditures)	RCFD1616	0	M.1.b.
2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):			M.2.
a. Closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B) with a remaining maturity or next repricing date of:
			M.2.a.
1. Three months or less	RCONA564	3,000	M.2.a.1.
2. Over three months through 12 months	RCONA565	590,000	M.2.a.2.
3. Over one year through three years	RCONA566	24,000	M.2.a.3.
4. Over three years through five years	RCONA567	21,000	M.2.a.4.
5. Over five years through 15 years	RCONA568	77,000	M.2.a.5.
6. Over 15 years	RCONA569	662,000	M.2.a.6.
b. All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B) with a remaining maturity or next repricing date of:
			M.2.b.
1. Three months or less	RCFDA570	9,417,000	M.2.b.1.
2. Over three months through 12 months	RCFDA571	1,293,000	M.2.b.2.
3. Over one year through three years	RCFDA572	154,000	M.2.b.3.
4. Over three years through five years	RCFDA573	13,000	M.2.b.4.
5. Over five years through 15 years	RCFDA574	2,000	M.2.b.5.
6. Over 15 years	RCFDA575	4,000	M.2.b.6.
c. Loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A) with a REMAINING MATURITY of one year or less (excluding those in nonaccrual status)	RCFDA247	4,751,000	M.2.c.
3. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-C, part I, items 4 and 9, column A	RCFD2746	1,496,000	M.3.
4. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (included in Schedule RC-C, part I, item 1.c.(2)(a), column B)	RCON5370	1,377,000	M.4.
5. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-C, part I, item 1, column A)	RCFDB837	56,000	M.5.
6. Outstanding credit card fees and finance charges included in Schedule RC-C, part I, item 6.a, column A	RCFDC391	NR	M.6.
7. Purchased impaired loans held for investment accounted for in accordance with AICPA Statement of Position 03-3 (exclude loans held for sale):			M.7.
a. Outstanding balance	RCFDC779	195,901	M.7.a.
b. Carrying amount included in Schedule RC-C, part I, items 1 through 9	RCFDC780	56,467	M.7.b.
8. Closed-end loans with negative amortization features secured by 1-4 family residential properties in domestic offices:			M.8.
a.Total carrying amount of closed-end loans with negative amortization features secured by 1-4 family residential properties (included in Schedule RC-C, part I, items 1.c.(2)(a) and 1.c.(2)(b))	RCONF230	0	M.8.a.
b. Total maximum remaining amount of negative amortization contractually permitted on closed-end loans secured by 1-4 family residential properties	RCONF231	NR	M.8.b.
c. Total amount of negative amortization on closed-end loans secured by 1-4 family residential properties included in the carrying amount reported in Memorandum item 8.a above	RCONF232	NR	M.8.c.
9. Loans secured by 1-4 family residential properties in domestic offices in process of foreclosure (included in Schedule RC-C, part I, items 1.c.(1), 1.c.(2)(a), and 1.c.(2)(b))	RCONF577	0	M.9.

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RSSD-ID 214807	Quarter End Date 6/30/2008
Last Updated on 8/4/2008	18
Schedule RC-C Part I — Loans and Leases

	(Column A) Consolidated		(Column B) Domestic
Dollar amounts in thousands	Bank		Offices
10. Loans measured at fair value (included in Schedule RC-C, part I, items 1 through 9):					M.10.
a. Loans secured by real estate	RCFDF608	155,000			M.10.a.
1. Construction, land development, and other land loans			RCONF578	0	M.10.a.1.
2. Secured by farmland (including farm residential and other improvements)			RCONF579	0	M.10.a.2.
3. Secured by 1-4 family residential properties:					M.10.a.3.
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit			RCONF580	0	M.10.a.3.a.
b. Closed-end loans secured by 1-4 family residential properties:					M.10.a.3.b.
1. Secured by first liens			RCONF581	0	M.10.a.3.b.1.
2. Secured by junior liens			RCONF582	0	M.10.a.3.b.2.
4. Secured by multifamily (5 or more) residential properties			RCONF583	0	M.10.a.4.
5. Secured by nonfarm nonresidential properties			RCONF584	155,000	M.10.a.5.
b. Commercial and industrial loans	RCFDF585	162,000	RCONF585	162,000	M.10.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):					M.10.c.
1. Credit cards	RCFDF586	0	RCONF586	0	M.10.c.1.
2. Other revolving credit plans	RCFDF587	0	RCONF587	0	M.10.c.2.
3. Other consumer loans (includes single payment, installment, and all student loans)	RCFDF588	0	RCONF588	0	M.10.c.3.
d. Other loans	RCFDF589	0	RCONF589	0	M.10.d.
11. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-C, part I, Memorandum item 10):					M.11.
a. Loans secured by real estate	RCFDF609	160,000			M.11.a.
1. Construction, and land development, and other land loans			RCONF590	0	M.11.a.1.
2. Secured by farmland (including farm residential and other improvements)			RCONF591	0	M.11.a.2.
3. Secured by 1-4 family residential properties:					M.11.a.3.
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit			RCONF592	0	M.11.a.3.a.
b. Closed-end loans secured by 1-4 family residential properties:					M.11.a.3.b.
1. Secured by first liens			RCONF593	0	M.11.a.3.b.1.
2. Secured by junior liens			RCONF594	0	M.11.a.3.b.2.
4. Secured by multifamily (5 or more) residential properties			RCONF595	0	M.11.a.4.
5. Secured by nonfarm nonresidential properties			RCONF596	160,000	M.11.a.5.
b. Commercial and industrial loans	RCFDF597	180,000	RCONF597	180,000	M.11.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):					M.11.c.
1. Credit cards	RCFDF598	0	RCONF598	0	M.11.c.1.
2. Other revolving credit plans	RCFDF599	0	RCONF599	0	M.11.c.2.
3. Other consumer loans (includes single payment, installment, and all student loans)	RCFDF600	0	RCONF600	0	M.11.c.3.
d. Other loans	RCFDF601	0	RCONF601	0	M.11.d.

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RSSD-ID 214807	Quarter End Date 6/30/2008
Last Updated on 8/4/2008	19
Schedule RC-C Part II — Loans to Small Businesses and Small Farms

Dollar amounts in thousands
1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank’s “Loans secured by nonfarm nonresidential properties” in domestic offices reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2), column B, and all or substantially all of the dollar volume of your bank’s “Commercial and industrial loans to U.S. addressees” in domestic offices reported in Schedule RC-C, part I, item 4.a, column B, have original amounts of $100,000 or less	RCON6999	No	1.
2. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:			2.
a. “Loans secured by nonfarm nonresidential properties” in domestic offices reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2), column B	RCON5562	NR	2.a.
b. “Commercial and industrial loans to U.S. addressees” in domestic offices reported in Schedule RC-C, part I, item 4.a, column B	RCON5563	NR	2.b.
Schedule RC-C Part II — Loans to Small Businesses and Small Farms

	(Column A) Number of		(Column B) Amount
Dollar amounts in thousands	Loans		Currently Outstanding
3. Number and amount currently outstanding of “Loans secured by nonfarm nonresidential properties” in domestic offices reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2), column B:					3.
a. With original amounts of $100,000 or less	RCON5564	0	RCON5565	0	3.a.
b. With original amounts of more than $100,000 through $250,000	RCON5566	0	RCON5567	0	3.b.
c. With original amounts of more than $250,000 through $1,000,000	RCON5568	1	RCON5569	0	3.c.
4. Number and amount currently outstanding of “Commercial and industrial loans to U.S. addressees” in domestic offices reported in Schedule RC-C, part I, item 4.a, column B:					4.
a. With original amounts of $100,000 or less	RCON5570	2	RCON5571	0	4.a.
b. With original amounts of more than $100,000 through $250,000	RCON5572	1	RCON5573	0	4.b.
c. With original amounts of more than $250,000 through $1,000,000	RCON5574	6	RCON5575	5,000	4.c.
Schedule RC-C Part II — Loans to Small Businesses and Small Farms

Dollar amounts in thousands
5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank’s “Loans secured by farmland (including farm residential and other improvements)” in domestic offices reported in Schedule RC-C, part I, item 1.b, column B, and all or substantially all of the dollar volume of your bank’s “Loans to finance agricultural production and other loans to farmers” in domestic offices reported in Schedule RC-C, part I, item 3, column B, have original amounts of $100,000 or less	RCON6860	No	5.
6. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:			6.
a. “Loans secured by farmland (including farm residential and other improvements)” in domestic offices reported in Schedule RC-C, part I, item 1.b, column B	RCON5576	NR	6.a.
b. “Loans to finance agricultural production and other loans to farmers” in domestic offices reported in Schedule RC-C, part I, item 3, column B	RCON5577	NR	6.b.

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RSSD-ID 214807	Quarter End Date 6/30/2008
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Schedule RC-C Part II — Loans to Small Businesses and Small Farms

	(Column A) Number of		(Column B) Amount
Dollar amounts in thousands	Loans		Currently Outstanding
7. Number and amount currently outstanding of “Loans secured by farmland (including farm residential and other improvements)” in domestic offices reported in Schedule RC-C, part I, item 1.b, column B:					7.
a. With original amounts of $100,000 or less	RCON5578	NR	RCON5579	NR	7.a.
b. With original amounts of more than $100,000 through $250,000	RCON5580	NR	RCON5581	NR	7.b.
c. With original amounts of more than $250,000 through $500,000	RCON5582	NR	RCON5583	NR	7.c.
8. Number and amount currently outstanding of “Loans to finance agricultural production and other loans to farmers” in domestic offices reported in Schedule RC-C, part I, item 3, column B:					8.
a. With original amounts of $100,000 or less	RCON5584	NR	RCON5585	NR	8.a.
b. With original amounts of more than $100,000 through $250,000	RCON5586	NR	RCON5587	NR	8.b.
c. With original amounts of more than $250,000 through $500,000	RCON5588	NR	RCON5589	NR	8.c.
Schedule RC-D — Trading Assets and Liabilities

	(Column A) Consolidated		(Column B) Domestic
Dollar amounts in thousands	Bank		Offices
1. U.S. Treasury securities	RCFD3531	0	RCON3531	0	1.
2. U.S. Government agency obligations (exclude mortgage-backed securities)	RCFD3532	0	RCON3532	0	2.
3. Securities issued by states and political subdivisions in the U.S	RCFD3533	0	RCON3533	0	3.
4. Mortgage-backed securities (MBS):					4.
a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA	RCFD3534	0	RCON3534	0	4.a.
b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA (include CMOs, REMICs, and stripped MBS)	RCFD3535	0	RCON3535	0	4.b.
c. All other mortgage-backed securities	RCFD3536	0	RCON3536	0	4.c.
5. Other debt securities	RCFD3537	5,135,000	RCON3537	4,137,000	5.
6. Loans:					6.
a. Loans secured by real estate	RCFDF610	698,000			6.a.
1. Construction, land development, and other land loans			RCONF604	0	6.a.1.
2. Secured by farmland (including farm residential and other improvements)			RCONF605	0	6.a.2.
3. Secured by 1-4 family residential properties:					6.a.3.
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit			RCONF606	0	6.a.3.a.
b. Closed-end loans secured by 1-4 family residential properties:					6.a.3.b.
1. Secured by first liens			RCONF607	0	6.a.3.b.1.
2. Secured by junior liens			RCONF611	0	6.a.3.b.2.
4. Secured by multifamily (5 or more) residential properties			RCONF612	0	6.a.4.
5. Secured by nonfarm nonresidential properties			RCONF613	698,000	6.a.5.
b. Commercial and industrial loans	RCFDF614	3,034,000	RCONF614	2,995,000	6.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):					6.c.
1. Credit cards	RCFDF615	0	RCONF615	0	6.c.1.
2. Other revolving credit plans	RCFDF616	0	RCONF616	0	6.c.2.
3. Other consumer loans (includes single payment, installment, and all student loans)	RCFDF617	0	RCONF617	0	6.c.3.
d. Other loans	RCFDF618	210,000	RCONF618	210,000	6.d.

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	(Column A) Consolidated		(Column B) Domestic
Dollar amounts in thousands	Bank		Offices
7. Not applicable					7.
8. Not applicable					8.
9. Other trading assets	RCFD3541	1,000	RCON3541	1,000	9.
10. Not applicable					10.
11. Derivatives with a positive fair value	RCFD3543	1,136,000	RCON3543	853,000	11.
12. Total trading assets	RCFD3545	10,214,000	RCON3545	8,894,000	12.
13. Not available					13.
a. Liability for short positions	RCFD3546	0	RCON3546	0	13.a.
b. Other trading liabilities	RCFDF624	0	RCONF624	0	13.b.
14. Derivatives with a negative fair value	RCFD3547	261,000	RCON3547	2,000	14.
15. Total trading liabilities	RCFD3548	261,000	RCON3548	2,000	15.
1. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-D, items 6.a through 6.d):					M.1.
a. Loans secured by real estate	RCFDF790	967,000			M.1.a.
1. Construction, land development, and other land loans			RCONF625	0	M.1.a.1.
2. Secured by farmland (including farm residential and other improvements)			RCONF626	0	M.1.a.2.
3. Secured by 1-4 family residential properties:					M.1.a.3.
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit			RCONF627	0	M.1.a.3.a.
b. Closed-end loans secured by 1-4 family residential properties:					M.1.a.3.b.
1. Secured by first liens			RCONF628	0	M.1.a.3.b.1.
2. Secured by junior liens			RCONF629	0	M.1.a.3.b.2.
4. Secured by multifamily (5 or more) residential properties			RCONF630	0	M.1.a.4.
5. Secured by nonfarm nonresidential properties			RCONF631	967,000	M.1.a.5.
b. Commercial and industrial loans	RCFDF632	3,552,000	RCONF632	3,513,000	M.1.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):					M.1.c.
1. Credit cards	RCFDF633	0	RCONF633	0	M.1.c.1.
2. Other revolving credit plans	RCFDF634	0	RCONF634	0	M.1.c.2.
3. Other consumer loans (includes single payment, installment, and all student loans)	RCFDF635	0	RCONF635	0	M.1.c.3.
d. Other loans	RCFDF636	210,000	RCONF636	210,000	M.1.d.
2. Not applicable					M.2.
3. Loans measured at fair value that are past due 90 days or more:					M.3.
a. Fair value	RCFDF639	538,000	RCONF639	499,000	M.3.a.
b. Unpaid principal balance	RCFDF640	953,000	RCONF640	898,000	M.3.b.
Schedule RC-D — Trading Assets and Liabilities

Dollar amounts in thousands
4. Asset-backed securities:			M.4.
a. Residential mortgage-backed securities	RCFDF641	0	M.4.a.
b. Commercial mortgage-backed securities	RCFDF642	0	M.4.b.
c. Credit card receivables	RCFDF643	0	M.4.c.
d. Home equity lines	RCFDF644	0	M.4.d.
e. Automobile loans	RCFDF645	0	M.4.e.
f. Other consumer loans	RCFDF646	0	M.4.f.
g. Commercial and industrial loans	RCFDF647	0	M.4.g.
h. Other	RCFDF648	0	M.4.h.

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Dollar amounts in thousands
5. Collateralized debt obligations:			M.5.
a. Synthetic	RCFDF649	0	M.5.a.
b. Other	RCFDF650	3,763,000	M.5.b.
6. Retained beneficial interests in securitizations (first-loss or equity tranches)	RCFDF651	0	M.6.
7. Equity securities:			M.7.
a. Readily determinable fair values	RCFDF652	0	M.7.a.
b. Other	RCFDF653	0	M.7.b.
8. Loans pending securitization	RCFDF654	0	M.8.
9. Other trading assets (itemize and describe amounts included in Schedule RC-D, item 9, that are greater than $25,000 and exceed 25% of the item):			M.9.
a. Disclose component and the dollar amount of that component:			M.9.a.
1. Describe component	TEXTF655	NR	M.9.a.1.
2. Amount of component	RCFDF655	0	M.9.a.2.
b. Disclose component and the dollar amount of that component:			M.9.b.
1. Describe component	TEXTF656	NR	M.9.b.1.
2. Amount of component	RCFDF656	0	M.9.b.2.
c. Disclose component and the dollar amount of that component:			M.9.c.
1. Describe component	TEXTF657	NR	M.9.c.1.
2. Amount of component	RCFDF657	0	M.9.c.2.
10. Other trading liabilities (itemize and describe amounts included in Schedule RC-D, item 13.b, that are greater than $25,000 and exceed 25% of the item):			M.10.
a. Disclose component and the dollar amount of that component:			M.10.a.
1. Describe component	TEXTF658	NR	M.10.a.1.
2. Amount of component	RCFDF658	0	M.10.a.2.
b. Disclose component and the dollar amount of that component:			M.10.b.
1. Describe component	TEXTF659	NR	M.10.b.1.
2. Amount of component	RCFDF659	0	M.10.b.2.
c. Disclose component and the dollar amount of that component:			M.10.c.
1. Describe component	TEXTF660	NR	M.10.c.1.
2. Amount of component	RCFDF660	0	M.10.c.2.
Schedule RC-E Part I — Deposits in Domestic Offices

	(Column A)
	Transaction	(Column B)	(Column C)
	Accounts Total	Transaction	Nontransaction
	Transaction	Accounts Memo:	Accounts Total
	accounts	Total demand	nontransaction
	(including total	deposits	accounts
	demand	(included in	(including
Dollar amounts in thousands	deposits)	column A)	MMDAs)
Deposits of:
	RCONB549		RCONB550
1. Individuals, partnerships, and corporations (include all certified and official checks)	2,946,000		11,063,000	1.
	RCON2202		RCON2520
2. U.S. Government	0		0	2.
	RCON2203		RCON2530
3. States and political subdivisions in the U.S	0		327,000	3.
	RCONB551		RCONB552
4. Commercial banks and other depository institutions in the U.S	15,000		103,000	4.
	RCON2213		RCON2236
5. Banks in foreign countries	274,000		137,000	5.
	RCON2216		RCON2377
6. Foreign governments and official institutions (including foreign central banks)	96,000		34,000	6.
	RCON2215	RCON2210	RCON2385
7. Total	3,331,000	3,273,000	11,664,000	7.

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RSSD-ID 214807	Quarter End Date 6/30/2008
Last Updated on 8/4/2008	23
Schedule RC-E Part I — Deposits in Domestic Offices

Dollar amounts in thousands
1. Selected components of total deposits:			M.1.
a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts	RCON6835	0	M.1.a.
b. Total brokered deposits	RCON2365	40,000	M.1.b.
c. Fully insured brokered deposits (included in Memorandum item 1.b above):			M.1.c.
1. Brokered deposits issued in denominations of less than $100,000	RCON2343	0	M.1.c.1.
2. Brokered deposits issued in denominations of $100,000 and certain brokered retirement deposit accounts	RCON2344	40,000	M.1.c.2.
d. Maturity data for brokered deposits:			M.1.d.
1. Brokered deposits issued in denominations of less than $100,000 with a remaining maturity of one year or less (included in Memorandum item 1.c.(1) above)	RCONA243	0	M.1.d.1.
2. Brokered deposits issued in denominations of $100,000 or more with a remaining maturity of one year or less (included in Memorandum item 1.b above)	RCONA244	32,000	M.1.d.2.
e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as required under state law)	RCON5590	NR	M.1.e.
2. Components of total nontransaction accounts:			M.2.
a. Savings deposits:			M.2.a.
1. Money market deposit accounts (MMDAs)	RCON6810	11,270,000	M.2.a.1.
2. Other savings deposits (excludes MMDAs)	RCON0352	49,000	M.2.a.2.
b. Total time deposits of less than $100,000	RCON6648	0	M.2.b.
c. Total time deposits of $100,000 or more	RCON2604	345,000	M.2.c.
1. Individual Retirement Accounts (IRAs) and Keogh Plan accounts included in Memorandum item 2.c, “Total time deposits of $100,000 or more,” above	RCONF233	0	M.2.c.1.
3. Maturity and repricing data for time deposits of less than $100,000:			M.3.
a. Time deposits of less than $100,000 with a remaining maturity or next repricing date of:			M.3.a.
1. Three months or less	RCONA579	0	M.3.a.1.
2. Over three months through 12 months	RCONA580	0	M.3.a.2.
3. Over one year through three years	RCONA581	0	M.3.a.3.
4. Over three years	RCONA582	0	M.3.a.4.
b. Time deposits of less than $100,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 3.a.(1) and 3.a.(2) above)	RCONA241	0	M.3.b.
4. Maturity and repricing data for time deposits of $100,000 or more:			M.4.
a. Time deposits of $100,000 or more with a remaining maturity or next repricing date of:			M.4.a.
1. Three months or less	RCONA584	310,000	M.4.a.1.
2. Over three months through 12 months	RCONA585	27,000	M.4.a.2.
3. Over one year through three years	RCONA586	8,000	M.4.a.3.
4. Over three years	RCONA587	0	M.4.a.4.
b. Time deposits of $100,000 or more with a REMAINING MATURITY of one year or less (included in Memorandum items 4.a.(1) and 4.a.(2) above)	RCONA242	336,000	M.4.b.

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RSSD-ID 214807	Quarter End Date 6/30/2008
Last Updated on 8/4/2008	24
Schedule RC-E Part II — Deposits in Foreign Offices including Edge and Agreement subsidiaries and IBFs

Dollar amounts in thousands
Deposits of:
1. Individuals, partnerships, and corporations (include all certified and official checks)	RCFNB553	7,044,000	1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks) and other U.S. depository institutions	RCFNB554	25,000	2.
3. Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs)	RCFN2625	1,620,000	3.
4. Foreign governments and official institutions (including foreign central banks)	RCFN2650	14,000	4.
5. U.S. Government and states and political subdivisions in the U.S	RCFNB555	0	5.
6. Total	RCFN2200	8,703,000	6.
1. Time deposits with a remaining maturity of one year or less (included in Part II, item 6 above)	RCFNA245	209,000	M.1.
Schedule RC-F — Other Assets

Dollar amounts in thousands
1. Accrued interest receivable	RCFDB556	111,000	1.
2. Net deferred tax assets	RCFD2148	438,000	2.
3. Interest-only strips receivable (not in the form of a security) on:			3.
a. Mortgage loans	RCFDA519	0	3.a.
b. Other financial assets	RCFDA520	0	3.b.
4. Equity securities that DO NOT have readily determinable fair values	RCFD1752	128,000	4.
5. Life insurance assets	RCFDC009	0	5.
6. All other assets	RCFD2168	4,842,000	6.
a. Prepaid expenses	RCFD2166	0	6.a.
b. Repossessed personal property (including vehicles)	RCFD1578	0	6.b.
c. Derivatives with a positive fair value held for purposes other than trading	RCFDC010	0	6.c.
d. Retained interests in accrued interest receivable related to securitized credit cards	RCFDC436	0	6.d.
e. Disclose component and the dollar amount of that component:			6.e.
1. Describe component	TEXT3549	Click here for value	6.e.1.
2. Amount of component	RCFD3549	3,636,000	6.e.2.
f. Disclose component and the dollar amount of that component:			6.f.
1. Describe component	TEXT3550	NR	6.f.1.
2. Amount of component	RCFD3550	0	6.f.2.
g. Disclose component and the dollar amount of that component:			6.g.
1. Describe component	TEXT3551	NR	6.g.1.
2. Amount of component	RCFD3551	0	6.g.2.
7.Total	RCFD2160	5,519,000	7.
(TEXT3549) Investment in unconsolidated subs < 50% owned

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Schedule RC-G — Other Liabilities

Dollar amounts in thousands
1. Not available			1.
a. Interest accrued and unpaid on deposits in domestic offices	RCON3645	2,000	1.a.
b. Other expenses accrued and unpaid (includes accrued income taxes payable)	RCFD3646	1,617,000	1.b.
2. Net deferred tax liabilities	RCFD3049	0	2.
3. Allowance for credit losses on off-balance sheet credit exposures	RCFDB557	23,000	3.
4. All other liabilities	RCFD2938	1,746,000	4.
a. Accounts payable	RCFD3066	1,367,000	4.a.
b. Deferred compensation liabilities	RCFDC011	0	4.b.
c. Dividends declared but not yet payable	RCFD2932	0	4.c.
d. Derivatives with a negative fair value held for purposes other than trading	RCFDC012	0	4.d.
e. Disclose component and the dollar amount of that component:			4.e.
1. Describe component	TEXT3552	NR	4.e.1.
2. Amount of component	RCFD3552	0	4.e.2.
f. Disclose component and the dollar amount of that component:			4.f.
1. Describe component	TEXT3553	NR	4.f.1.
2. Amount of component	RCFD3553	0	4.f.2.
g. Disclose component and the dollar amount of that component:			4.g.
1. Describe component	TEXT3554	NR	4.g.1.
2. Amount of component	RCFD3554	0	4.g.2.
5. Total	RCFD2930	3,388,000	5.
Schedule RC-H — Selected Balance Sheet Items for Domestic Offices

Dollar amounts in thousands
1. Not applicable			1.
2. Not applicable			2.
3. Securities purchased under agreements to resell	RCONB989	6,006,000	3.
4. Securities sold under agreements to repurchase	RCONB995	0	4.
5. Other borrowed money	RCON3190	589,000	5.
6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs	RCON2163	0	6.
7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs	RCON2941	3,631,000	7.
8. Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries, and IBFs)	RCON2192	40,371,000	8.
9. Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries, and IBFs)	RCON3129	27,725,000	9.
10. U.S. Treasury securities	RCON1039	302,000	10.
11. U.S. Government agency obligations (exclude mortgage-backed securities)	RCON1041	0	11.
12. Securities issued by states and political subdivisions in the U.S.	RCON1042	0	12.
13. Mortgage-backed securities (MBS):			13.
a. Pass-through securities:			13.a.
1. Issued or guaranteed by FNMA, FHLMC, or GNMA	RCON1043	0	13.a.1.
2. Other pass-through securities	RCON1044	0	13.a.2.
b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):			13.b.
1. Issued or guaranteed by FNMA, FHLMC, or GNMA	RCON1209	0	13.b.1.
2. All other mortgage-backed securities	RCON1280	0	13.b.2.
14. Other domestic debt securities (include domestic asset-backed securities)	RCON1281	12,000	14.
15. Foreign debt securities (include foreign asset-backed securities)	RCON1282	1,452,000	15.
16. Investments in mutual funds and other equity securities with readily determinable fair values	RCONA510	14,000	16.
17. Total amortized (historical) cost of both held-to-maturity and available-for-sale securities.	RCON1374	1,780,000	17.
18. Equity securities that do not have readily determinable fair values	RCON1752	126,000	18.

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Schedule RC-I — Assets and Liabilities of IBFs

Dollar amounts in thousands
1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12)	RCFN2133	0	1.
2. Total IBF liabilities (component of Schedule RC, item 21)	RCFN2898	771,000	2.
Schedule RC-K — Quarterly Averages

Dollar amounts in thousands
1. Interest-bearing balances due from depository institutions	RCFD3381	459,000	1.
2. U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities)	RCFDB558	650,000	2.
3. Mortgage-backed securities	RCFDB559	0	3.
4. All other securities (includes securities issued by states and political subdivisions in the U.S.)	RCFDB560	1,158,000	4.
5. Federal funds sold and securities purchased under agreements to resell	RCFD3365	6,235,000	5.
6. Loans:			6.
a. Loans in domestic offices:			6.a.
1. Total loans	RCON3360	11,117,000	6.a.1.
2. Loans secured by real estate:			6.a.2.
a. Loans secured by 1-4 family residential properties	RCON3465	1,008,000	6.a.2.a.
b. All other loans secured by real estate	RCON3466	497,000	6.a.2.b.
3. Loans to finance agricultural production and other loans to farmers	RCON3386	0	6.a.3.
4. Commercial and industrial loans	RCON3387	2,807,000	6.a.4.
5. Loans to individuals for household, family, and other personal expenditures:			6.a.5.
a. Credit cards	RCONB561	0	6.a.5.a.
b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RCONB562	821,000	6.a.5.b.
b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs	RCFN3360	85,000	6.b.
7. Trading assets	RCFD3401	11,149,000	7.
8. Lease financing receivables (net of unearned income)	RCFD3484	0	8.
9. Total assets	RCFD3368	42,817,000	9.
10. Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts) (exclude demand deposits)	RCON3485	49,000	10.
11. Nontransaction accounts in domestic offices:			11.
a. Savings deposits (includes MMDAs)	RCONB563	5,605,000	11.a.
b. Time deposits of $100,000 or more	RCONA514	388,000	11.b.
c. Time deposits of less than $100,000	RCONA529	0	11.c.
12. Interest-bearing deposits in foreign offices, EDGE and Agreement subsidiaries, and IBFs	RCFN3404	4,310,000	12.
13. Federal funds purchased and securities sold under agreements to repurchase	RCFD3353	10,891,000	13.
14. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)	RCFD3355	737,000	14.

Schedule RC-L — Derivatives and Off-Balance Sheet Items

Dollar amounts in thousands
1. Unused commitments:			1.
a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home equity lines	RCFD3814	0	1.a.

DEUTSCHE BANK TRUST COMPANY AMERICAS	FFIEC 031
RSSD-ID 214807	Quarter End Date 6/30/2008
Last Updated on 8/4/2008	27

Dollar amounts in thousands
b. Credit card lines	RCFD3815	0	1.b.
c. Commercial real estate, construction, and land development:			1.c.
1. Commitments to fund commercial real estate, construction, and land development loans secured by real estate:			1.c.1.
a. 1-4 family residential construction loan commitments	RCFDF164	0	1.c.1.a.
b. Commercial real estate, other construction loan, and land development loan commitments	RCFDF165	130,000	1.c.1.b.
2. Commitments to fund commercial real estate, construction, and land development loans not secured by real estate	RCFD6550	745,000	1.c.2.
d. Securities underwriting	RCFD3817	0	1.d.
e. Other unused commitments	RCFD3818	8,207,000	1.e.
2. Financial standby letters of credit and foreign office guarantees	RCFD3819	1,935,000	2.
a. Amount of financial standby letters of credit conveyed to others	RCFD3820	665,000	2.a.
3. Performance standby letters of credit and foreign office guarantees	RCFD3821	1,000	3.
a. Amount of performance standby letters of credit conveyed to others	RCFD3822	0	3.a.
4. Commercial and similar letters of credit	RCFD3411	0	4.
5. Not applicable			5.
6. Securities lent (including customers’ securities lent where the customer is indemnified against loss by the reporting bank)	RCFD3433	0	6.
Schedule RC-L — Derivatives and Off-Balance Sheet Items

Dollar amounts in thousands	(Column A) Guarantor		(Column B) Beneficiary
7. Credit derivatives:					7.
a. Notional amounts:					7.a.
1. Credit default swaps	RCFDC968	0	RCFDC969	100,000	7.a.1.
2. Total return swaps	RCFDC970	0	RCFDC971	5,097,000	7.a.2.
3. Credit options	RCFDC972	0	RCFDC973	0	7.a.3.
4. Other credit derivatives	RCFDC974	0	RCFDC975	0	7.a.4.
b. Gross fair values:					7.b.
1. Gross positive fair value	RCFDC219	0	RCFDC221	873,000	7.b.1.
2. Gross negative fair value	RCFDC220	0	RCFDC222	17,000	7.b.2.
Schedule RC-L — Derivatives and Off-Balance Sheet Items

Dollar amounts in thousands
8. Spot foreign exchange contracts	RCFD8765	0	8.
9. All other off-balance sheet liabilities (exclude derivatives)	RCFD3430	0	9.
a. Securities borrowed	RCFD3432	0	9.a.
b. Commitments to purchase when-issued securities	RCFD3434	0	9.b.
c. Standby letters of credit issued by a Federal Home Loan Bank on the bank’s behalf	RCFDC978	0	9.c.
d. Disclose component and the dollar amount of that component:			9.d.
1. Describe component	TEXT3555	NR	9.d.1.
2. Amount of component	RCFD3555	0	9.d.2.
e. Disclose component and the dollar amount of that component:			9.e.
1. Describe component	TEXT3556	NR	9.e.1.
2. Amount of component	RCFD3556	0	9.e.2.
f. Disclose component and the dollar amount of that component:			9.f.
1. Describe component	TEXT3557	NR	9.f.1.
2. Amount of component	RCFD3557	0	9.f.2.
10. All other off-balance sheet assets (exclude derivatives)	RCFD5591	0	10.

DEUTSCHE BANK TRUST COMPANY AMERICAS	FFIEC 031
RSSD-ID 214807	Quarter End Date 6/30/2008
Last Updated on 8/4/2008	28

Dollar amounts in thousands
a. Commitments to sell when-issued securities	RCFD3435	0	10.a.
b. Disclose component and the dollar amount of that component:			10.b.
1. Describe component	TEXT5592	NR	10.b.1.
2. Amount of component	RCFD5592	0	10.b.2.
c. Disclose component and the dollar amount of that component:			10.c.
1. Describe component	TEXT5593	NR	10.c.1.
2. Amount of component	RCFD5593	0	10.c.2.
d. Disclose component and the dollar amount of that component:			10.d.
1. Describe component	TEXT5594	NR	10.d.1.
2. Amount of component	RCFD5594	0	10.d.2.
e. Disclose component and the dollar amount of that component:			10.e.
1. Describe component	TEXT5595	NR	10.e.1.
2. Amount of component	RCFD5595	0	10.e.2.
11. Year-to-date merchant credit card sales volume:			11.
a. Sales for which the reporting bank is the acquiring bank	RCFDC223	0	11.a.
b. Sales for which the reporting bank is the agent bank with risk	RCFDC224	0	11.b.

DEUTSCHE BANK TRUST COMPANY AMERICAS RSSD-ID 214807 Last Updated on 8/4/2008	FFIEC 031 Quarter End Date 6/30/2008 29
Schedule RC-L — Derivatives and Off-Balance Sheet Items

		(Column B) Foreign	(Column C) Equity	(Column D)
	(Column A) Interest	Exchange	Derivative	Commodity and
Dollar amounts in thousands	Rate Contracts	Contracts	Contracts	Other Contracts
12. Gross amounts (e.g., notional amounts):					12.
	RCFD8693	RCFD8694	RCFD8695	RCFD8696
a. Futures contracts	0	0	0	0	12.a.
	RCFD8697	RCFD8698	RCFD8699	RCFD8700
b. Forward contracts	0	361,000	0	0	12.b.

c. Exchange-traded option contracts:					12.c.
	RCFD8701	RCFD8702	RCFD8703	RCFD8704
1. Written options	0	0	0	0	12.c.1.
	RCFD8705	RCFD8706	RCFD8707	RCFD8708
2. Purchased options	0	0	0	0	12.c.2.

d. Over-the-counter option contracts:					12.d.
	RCFD8709	RCFD8710	RCFD8711	RCFD8712
1. Written options	209,000	0	0	591,000	12.d.1.
	RCFD8713	RCFD8714	RCFD8715	RCFD8716
2. Purchased options	250,000	0	42,000	591,000	12.d.2.
	RCFD3450	RCFD3826	RCFD8719	RCFD8720
e. Swaps	16,646,000	2,060,000	0	7,940,000	12.e.
	RCFDA126	RCFDA127	RCFD8723	RCFD8724
13. Total gross notional amount of derivative contracts held for trading	17,105,000	2,421,000	42,000	9,122,000	13.
	RCFD8725	RCFD8726	RCFD8727	RCFD8728
14. Total gross notional amount of derivative contracts held for purposes other than trading	0	0	0	0	14.
	RCFDA589
a. Interest rate swaps where the bank has agreed to pay a fixed rate	0				14.a.

15. Gross fair values of derivative contracts:					15.

a. Contracts held for trading:					15.a.
	RCFD8733	RCFD8734	RCFD8735	RCFD8736
1. Gross positive fair value	272,000	60,000	4,000	1,431,000	15.a.1.
	RCFD8737	RCFD8738	RCFD8739	RCFD8740
2. Gross negative fair value	267,000	56,000	0	1,431,000	15.a.2.

DEUTSCHE BANK TRUST COMPANY AMERICAS RSSD-ID 214807 Last Updated on 8/4/2008	FFIEC 031 Quarter End Date 6/30/2008 30

		(Column B) Foreign	(Column C) Equity	(Column D)
	(Column A) Interest	Exchange	Derivative	Commodity and
Dollar amounts in thousands	Rate Contracts	Contracts	Contracts	Other Contracts
b. Contracts held for purposes other than trading:					15.b.
	RCFD8741	RCFD8742	RCFD8743	RCFD8744
1. Gross positive fair value	0	0	0	0	15.b.1.
	RCFD8745	RCFD8746	RCFD8747	RCFD8748
2. Gross negative fair value	0	0	0	0	15.b.2.

DEUTSCHE BANK TRUST COMPANY AMERICAS RSSD-ID 214807 Last Updated on 8/4/2008	FFIEC 031 Quarter End Date 6/30/2008 31
Schedule RC-M — Memoranda

Dollar amounts in thousands

1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:			1.
a. Aggregate amount of all extensions of credit to all executive officers, directors, principal shareholders, and their related interests	RCFD6164	2,000	1.a.
b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent of total capital as defined for this purpose in agency regulations	RCFD6165	1	1.b.
2. Intangible assets other than goodwill:			2.
a. Mortgage servicing assets	RCFD3164	0	2.a.
1. Estimated fair value of mortgage servicing assets	RCFDA590	0	2.a.1.
b. Purchased credit card relationships and nonmortgage servicing assets	RCFDB026	0	2.b.
c. All other identifiable intangible assets	RCFD5507	78,000	2.c.
d. Total	RCFD0426	78,000	2.d.
3. Other real estate owned:			3.
a. Direct and indirect investments in real estate ventures	RCFD5372	0	3.a.
b. All other real estate owned:			3.b.
1. Construction, land development, and other land in domestic offices	RCON5508	0	3.b.1.
2. Farmland in domestic offices	RCON5509	0	3.b.2.
3. 1-4 family residential properties in domestic offices	RCON5510	0	3.b.3.
4. Multifamily (5 or more) residential properties in domestic offices	RCON5511	0	3.b.4.
5. Nonfarm nonresidential properties in domestic offices	RCON5512	0	3.b.5.
6. Foreclosed properties from “GNMA loans”	RCONC979	0	3.b.6.
7. In foreign offices	RCFN5513	0	3.b.7.
c. Total	RCFD2150	0	3.c.
4. Investments in unconsolidated subsidiaries and associated companies:			4.
a. Direct and indirect investments in real estate ventures	RCFD5374	0	4.a.
b. All other investments in unconsolidated subsidiaries and associated companies	RCFD5375	0	4.b.
c. Total	RCFD2130	0	4.c.
5. Other borrowed money:			5.
a. Federal Home Loan Bank advances:			5.a.
1. Advances with a remaining maturity or next repricing date of:			5.a.1.
a. One year or less	RCFDF055	0	5.a.1.a.
b. Over one year through three years	RCFDF056	0	5.a.1.b.
c. Over three years through five years	RCFDF057	0	5.a.1.c.
d. Over five years	RCFDF058	0	5.a.1.d.
2. Advances with a remaining maturity of one year or less (included in item 5.a.(1)(a)above)	RCFD2651	0	5.a.2.
3. Structured advances (included in items 5.a.(1)(a) — (d) above)	RCFDF059	0	5.a.3.

b. Other borrowings:			5.b.
1. Other borrowings with a remaining maturity of next repricing date of:			5.b.1.
a. One year or less	RCFDF060	424,000	5.b.1.a.
b. Over one year through three years	RCFDF061	155,000	5.b.1.b.
c. Over three years through five years	RCFDF062	326,000	5.b.1.c.
d. Over five years	RCFDF063	107,000	5.b.1.d.
2. Other borrowings with a remaining maturity of one year or less (included in item 5.b.(1)(a) above)	RCFDB571	424,000	5.b.2.
c. Total	RCFD3190	1,012,000	5.c.
6. Does the reporting bank sell private label or third party mutual funds and annuities?	RCFDB569	No	6.
7. Assets under the reporting bank’s management in proprietary mutual funds and annuities.	RCFDB570	0	7.

DEUTSCHE BANK TRUST COMPANY AMERICAS RSSD-ID 214807 Last Updated on 8/4/2008	FFIEC 031 Quarter End Date 6/30/2008 32

Dollar amounts in thousands
8. Primary Internet Web site address of bank (home page), if any	TEXT4087	Click here for value	8.
9. Do any of the bank’s Internet Web sites have transactional capability, i.e., allow the bank’s customers to execute transactions on their accounts through the Web site?	RCFD4088	No	9.
10. Secured liabilities:			10.
a. Amount of “Federal funds purchased in domestic offices” that are secured (included in Schedule RC, item 14.a)	RCONF064	0	10.a.
b. Amount of “Other borrowings” that are secured (included in Schedule RC-M, items 5.b.(1)(a) — (d))	RCFDF065	0	10.b.
(TEXT4087) http://WWW.DB.COM
Schedule RC-N — Past Due and Nonaccrual Loans Leases and Other Assets

	(Column A) Past	(Column B) Past
	due 30 through	due 90 days or
	89 days and still	more and still	(Column C)
Dollar amounts in thousands	accruing	accruing	Nonaccrual
1. Loans secured by real estate:				1.
a. Construction, land development, and other land loans in domestic offices:				1.a.
	RCONF172	RCONF174	RCONF176
1. 1-4 family residential construction loans	0	0	0	1.a.1.
	RCONF173	RCONF175	RCONF177
2. Other construction loans and all land development and other land loans	0	0	9,000	1.a.2.
	RCON3493	RCON3494	RCON3495
b. Secured by farmland in domestic offices	0	0	0	1.b.

c. Secured by 1-4 family residential properties in domestic offices:				1.c.
	RCON5398	RCON5399	RCON5400
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	0	0	0	1.c.1.

2. Closed-end loans secured by 1-4 family residential properties:				1.c.2.
	RCONC236	RCONC237	RCONC229
a. Secured by first liens	0	1,000	0	1.c.2.a.
	RCONC238	RCONC239	RCONC230
b. Secured by junior liens	0	0	0	1.c.2.b.
	RCON3499	RCON3500	RCON3501
d. Secured by multifamily (5 or more) residential properties in domestic offices	3,000	0	0	1.d.

e. Secured by nonfarm nonresidential properties in domestic offices:				1.e.
1. Loans secured by owner-occupied nonfarm nonresidential	RCONF178	RCONF180	RCONF182
properties	0	0	0	1.e.1.
	RCONF179	RCONF181	RCONF183
2. Loans secured by other nonfarm nonresidential properties	0	0	465,000	1.e.2.
	RCFNB572	RCFNB573	RCFNB574
f. In foreign offices	0	0	56,000	1.f.

2. Loans to depository institutions and acceptances of other banks:				2.
	RCFD5377	RCFD5378	RCFD5379
a. To U.S. banks and other U.S. depository institutions	0	0	0	2.a.

DEUTSCHE BANK TRUST COMPANY AMERICAS	FFIEC 031
RSSD-ID 214807	Quarter End Date 6/30/2008
Last Updated on 8/4/2008	33

	(Column A) Past	(Column B) Past
	due 30 through	due 90 days or
	89 days and still	more and still	(Column C)
Dollar amounts in thousands	accruing	accruing	Nonaccrual
	RCFD5380	RCFD5381	RCFD5382
b. To foreign banks	0	0	0	2.b.
	RCFD1594	RCFD1597	RCFD1583
3. Loans to finance agricultural production and other loans to farmers.	0	0	0	3.

4. Commercial and industrial loans:				4.
	RCFD1251	RCFD1252	RCFD1253
a. To U.S. addressees (domicile)	42,000	0	29,000	4.a.
	RCFD1254	RCFD1255	RCFD1256
b. To non-U.S. addressees (domicile)	0	0	0	4.b.
5. Loans to individuals for household, family, and other personal expenditures:				5.
	RCFDB575	RCFDB576	RCFDB577
a. Credit cards	0	0	0	5.a.
	RCFDB578	RCFDB579	RCFDB580
b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	0	2,000	0	5.b.
	RCFD5389	RCFD5390	RCFD5391
6. Loans to foreign governments and official institutions	0	0	0	6.
	RCFD5459	RCFD5460	RCFD5461
7. All other loans	0	0	30,000	7.

8. Lease financing receivables:				8.
	RCFDF166	RCFDF167	RCFDF168
a. Leases to individuals for household, family, and other personal expenditures	0	0	0	8.a.
	RCFDF169	RCFDF170	RCFDF171
b. All other leases	0	0	0	8.b.
	RCFD3505	RCFD3506	RCFD3507
9. Debt securities and other assets (exclude other real estate owned and other repossessed assets)	0	0	0	9.
	RCFD5612	RCFD5613	RCFD5614
10. Loans and leases reported in items 1 through 8 above which are wholly or partially guaranteed by the U.S. Government	0	0	0	10.
	RCFD5615	RCFD5616	RCFD5617
a. Guaranteed portion of loans and leases included in item 10 above (exclude rebooked “GNMA loans”)	0	0	0	10.a.
	RCFDC866	RCFDC867	RCFDC868
b. Rebooked “GNMA loans” that have been repurchased or are eligible for repurchase included in item 10 above	0	0	0	10.b.
1. Restructured loans and leases included in Schedule RC-N, items 1 through 8, above (and not reported in Schedule RC-C, Part I, Memorandum item 1):				M.1.
	RCONF661	RCONF662	RCONF663
a. Loans secured by 1-4 family residential properties in domestic offices	0	0	0	M.1.a.
	RCFD1658	RCFD1659	RCFD1661
b. Other loans and all leases (exclude loans to individuals for household, family, and other personal expenditures)	0	0	0	M.1.b.
	RCFD6558	RCFD6559	RCFD6560
2. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-N, items 4 and 7, above	0	0	0	M.2.
	RCFD1248	RCFD1249	RCFD1250
3. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-N, item 1, above)	0	0	56,000	M.3.

4. Not applicable				M.4.

DEUTSCHE BANK TRUST COMPANY AMERICAS	FFIEC 031
RSSD-ID 214807	Quarter End Date 6/30/2008
Last Updated on 8/4/2008	34

	(Column A) Past	(Column B) Past
	due 30 through	due 90 days or
	89 days and still	more and still	(Column C)
Dollar amounts in thousands	accruing	accruing	Nonaccrual
5. Loans and leases held for sale and loans measured at fair value (included in Schedule RC-N, items 1 through 8, above):				M.5.
	RCFDC240	RCFDC241	RCFDC226
a. Loans and leases held for sale	0	0	0	M.5.a.

b. Loans measured at fair value:				M.5.b.
	RCFDF664	RCFDF665	RCFDF666
1. Fair value	0	0	0	M.5.b.1.
	RCFDF667	RCFDF668	RCFDF669
2. Unpaid principal balance	0	0	0	M.5.b.2.
Schedule RC-N — Past Due and Nonaccrual Loans Leases and Other Assets

	(Column A) Past due 30		(Column B) Past due 90
Dollar amounts in thousands	through 89 days		days or more
6. Interest rate, foreign exchange rate, and other commodity and equity contracts: Fair value of amounts carried as assets	RCFD3529	0	RCFD3530	0	M.6.
Schedule RC-N — Past Due and Nonaccrual Loans Leases and Other Assets

Dollar amounts in thousands
7. Additions to nonaccrual assets during the quarter	RCFDC410	244,000	M.7.
8. Nonaccrual assets sold during the quarter	RCFDC411	0	M.8.
Schedule RC-O — Other Data for Deposit Insurance and FICO Assessments

Dollar amounts in thousands
1. Total deposit liabilities before exclusions (gross) as defined in Section 3(l) of the Federal Deposit Insurance Act and FDIC regulations	RCFDF236	25,813,000	1.
2. Total allowable exclusions (including foreign deposits)	RCFDF237	8,703,000	2.
3. Total foreign deposits (included in item 2 above)	RCFNF234	8,703,000	3.
4. Total daily average of deposit liabilities before exclusions (gross) as defined in Section 3(l) of the Federal Deposit Insurance Act and FDIC regulations	RCFDF238	20,584,000	4.
5. Total daily average of allowable exclusions (including foreign deposits)	RCFDF239	9,182,000	5.
6. Total daily average of foreign deposits (included in item 5 above)	RCFNF235	9,182,000	6.
1. Total deposits in domestic offices of the bank and in insured branches in Puerto Rico and
U.S. territories and possessions:			M.1.
a. Deposit accounts (excluding retirement accounts) of $100,000 or less:			M.1.a.
1. Amount of deposit accounts (excluding retirement accounts) of $100,000 or less	RCONF049	93,000	M.1.a.1.
2. Number of deposit accounts (excluding retirement accounts) of $100,000 or less	RCONF050	7052	M.1.a.2.
b. Deposit accounts (excluding retirement accounts) of more than $100,000:			M.1.b.
1. Amount of deposit accounts (excluding retirement accounts) of more than $100,000	RCONF051	17,017,000	M.1.b.1.
2. Number of deposit accounts (excluding retirement accounts) of more than $100,000	RCONF052	2056	M.1.b.2.
c. Retirement deposit accounts of $250,000 or less:			M.1.c.
1. Amount of retirement deposit accounts of $250,000 or less	RCONF045	0	M.1.c.1.
2. Number of retirement deposit accounts of $250,000 or less	RCONF046	2	M.1.c.2.
d. Retirement deposit accounts of more than $250,000:			M.1.d.

DEUTSCHE BANK TRUST COMPANY AMERICAS RSSD-ID 214807 Last Updated on 8/4/2008	FFIEC 031 Quarter End Date 6/30/2008 35

Dollar amounts in thousands
1. Amount of retirement deposit accounts of more than $250,000	RCONF047	0	M.1.d.1.
2. Number of retirement deposit accounts of more than $250,000	RCONF048	0	M.1.d.2.
2. Estimated amount of uninsured deposits in domestic offices of the bank and in insured branches in Puerto Rico and U.S. territories and possessions	RCON5597	14,656,000	M.2.
3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank’s or parent savings association’s Call Report or Thrift Financial Report? If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:
			M.3.
a. Legal title	TEXTA545	NR	M.3.a.
b. FDIC Certificate Number	RCONA545	0	M.3.b.
Schedule RC-P — 1-4 Family Residential Mortgage Banking Activities in Domestic Offices

Dollar amounts in thousands
1. Retail originations during the quarter of 1-4 family residential mortgage loans for sale:			1.
a. Closed-end first liens	RCONF066	0	1.a.
b. Closed-end junior liens	RCONF067	0	1.b.
c. Open-end loans extended under lines of credit:			1.c.
1. Total commitment under the lines of credit	RCONF670	0	1.c.1.
2. Principal amount funded under the lines of credit	RCONF671	0	1.c.2.
2. Wholesale originations and purchases during the quarter of 1-4 family residential mortgage loans for sale:			2.
a. Closed-end first liens	RCONF068	0	2.a.
b. Closed-end junior liens	RCONF069	0	2.b.
c. Open-end loans extended under lines of credit:			2.c.
1. Total commitment under the lines of credit	RCONF672	0	2.c.1.
2. Principal amount funded under the lines of credit	RCONF673	0	2.c.2.
3. 1-4 family residential mortgages sold during the quarter:			3.
a. Closed-end first liens	RCONF070	0	3.a.
b. Closed-end junior liens	RCONF071	0	3.b.
c. Open-end loans extended under lines of credit:			3.c.
1. Total commitment under the lines of credit	RCONF674	0	3.c.1.
2. Principal amount funded under the lines of credit	RCONF675	0	3.c.2.
4. 1-4 family residential mortgages held for sale at quarter-end (included in Schedule RC, item 4.a):			4.
a. Closed-end first liens	RCONF072	0	4.a.
b. Closed-end junior liens	RCONF073	0	4.b.
c. Open-end loans extended under lines of credit:			4.c.
1. Total commitment under the lines of credit	RCONF676	0	4.c.1.
2. Principal amount funded under the lines of credit	RCONF677	0	4.c.2.
5. Noninterest income for the quarter from the sale, securitization, and servicing of 1-4 family residential mortgage loans (included in Schedule RI, items 5.f, 5.g, and 5.i):			5.
a. Closed-end 1-4 family residential mortgage loans	RIADF184	0	5.a.
b. Open-end 1-4 family residential mortgage loans extended under lines of credit	RIADF560	0	5.b.
6. Repurchases and indemnifications of 1-4 family residential mortgage loans during the quarter:			6.
a. Closed-end first liens	RCONF678	0	6.a.
b. Closed-end junior liens	RCONF679	0	6.b.
c. Open-end loans extended under line of credit:			6.c.
1. Total commitment under the lines of credit	RCONF680	0	6.c.1.
2. Principal amount funded under the lines of credit	RCONF681	0	6.c.2.

DEUTSCHE BANK TRUST COMPANY AMERICAS RSSD-ID 214807	FFIEC 031 Quarter End Date 6/30/2008
Last Updated on 8/4/2008	36
Schedule RC-Q — Financial Assets and Liabilities Measured at Fair Value

		(Column B)
	(Column A) Total	LESS: Amounts
	Fair Value	Netted in the	(Column C) Level	(Column D) Level	(Column E) Level
	Reported on	Determination of	1 Fair Value	2 Fair Value	3 Fair Value
Dollar amounts in thousands	Schedule RC	Total Fair Value	Measurements	Measurements	Measurements
	RCFDF243	RCFDF682	RCFDF690	RCFDF244	RCFDF245
1. Loans and leases	319,000	0	0	242,000	77,000	1.
	RCFDF246	RCFDF683	RCFDF691	RCFDF247	RCFDF248
2. Trading assets	10,214,000	1,545,000	0	10,966,000	793,000	2.
	RCFDF240	RCFDF684	RCFDF692	RCFDF241	RCFDF242
a. Nontrading securities at fair value with changes in fair value reported in current earnings (included in Schedule RC-Q, item 2, above)	0	0	0	0	0	2.a.
	RCFDF249	RCFDF685	RCFDF693	RCFDF250	RCFDF251
3. All other financial assets and servicing assets	1,807,000	0	1,272,000	531,000	4,000	3.
	RCFDF252	RCFDF686	RCFDF694	RCFDF253	RCFDF254
4. Deposits	0	0	0	0	0	4.
	RCFDF255	RCFDF687	RCFDF695	RCFDF256	RCFDF257
5. Trading liabilities	261,000	1,545,000	0	1,806,000	0	5.
	RCFDF258	RCFDF688	RCFDF696	RCFDF259	RCFDF260
6. All other financial liabilities and servicing liabilities	0	0	0	0	0	6.
	RCFDF261	RCFDF689	RCFDF697	RCFDF262	RCFDF263
7. Loan commitments (not accounted for as derivatives)	181,000	0	0	0	181,000	7.

DEUTSCHE BANK TRUST COMPANY AMERICAS RSSD-ID 214807 Last Updated on 8/4/2008	FFIEC 031 Quarter End Date 6/30/2008 37
Schedule RC-R — Regulatory Capital

Dollar amounts in thousands
1. Total equity capital (from Schedule RC, item 28)	RCFD3210	8,510,000	1.
2. Net unrealized gains (losses) on available-for-sale securities	RCFD8434	3,000	2.
3. Net unrealized loss on available-for-sale equity securities	RCFDA221	0	3.
4. Accumulated net gains (losses) on cash flow hedges	RCFD4336	-1,000	4.
5. Nonqualifying perpetual preferred stock	RCFDB588	0	5.
6. Qualifying minority interests in consolidated subsidiaries	RCFDB589	3,000	6.
7. Not available			7.
a. Disallowed goodwill and other disallowed intangible assets	RCFDB590	78,000	7.a.
b. Cumulative change in fair value of all financial liabilities accounted for under a fair value option that is included in retained earnings and is attributable to changes in the bank’s own creditworthiness	RCFDF264	0	7.b.
8. Subtotal	RCFDC227	8,433,000	8.
9. Not available			9.
a. Disallowed servicing assets and purchased credit card relationships	RCFDB591	0	9.a.
b. Disallowed deferred tax assets	RCFD5610	0	9.b.
10. Other additions to (deductions from) Tier 1 capital	RCFDB592	-2,000	10.
11. Tier 1 capital	RCFD8274	8,431,000	11.
12. Qualifying subordinated debt and redeemable preferred stock	RCFD5306	0	12.
13. Cumulative perpetual preferred stock includible in Tier 2 capital	RCFDB593	0	13.
14. Allowance for loan and lease losses includible in Tier 2 capital	RCFD5310	127,000	14.
15. Unrealized gains on available-for-sale equity securities includible in Tier 2 capital	RCFD2221	1,000	15.
16. Other Tier 2 capital components	RCFDB594	0	16.
17. Tier 2 capital	RCFD5311	128,000	17.
18. Allowable Tier 2 capital (lesser of item 11 or 17)	RCFD8275	128,000	18.
19. Tier 3 capital allocated for market risk	RCFD1395	0	19.
20. Deductions for total risk-based capital	RCFDB595	0	20.
21. Total risk-based capital	RCFD3792	8,559,000	21.
22. Average total assets (from Schedule RC-K, item 9)	RCFD3368	42,817,000	22.
23. Disallowed goodwill and other disallowed intangible assets (from item 7 above)	RCFDB590	78,000	23.
24. Disallowed servicing assets and purchased credit card relationships (from item 9.a above)	RCFDB591	0	24.
25. Disallowed deferred tax assets (from item 9.b above)	RCFD5610	0	25.
26. Other deductions from assets for leverage capital purposes	RCFDB596	0	26.
27. Average total assets for leverage capital purposes	RCFDA224	42,739,000	27.
28. Not available			28.
a. Adjustment to Tier 1 capital reported in item 11	RCFDC228	0	28.a.
b. Adjustment to total risk-based capital reported in item 21	RCFDB503	0	28.b.
29. Adjustment to risk-weighted assets in item 62	RCFDB504	0	29.
30. Adjustment to average total assets in item 27	RCFDB505	0	30.
Schedule RC-R — Regulatory Capital

	(Column A) Percentage
	(Banks with Financial		(Column B) Percentage
Dollar amounts in thousands	Subsidiaries)		(All Banks)
31. Tier 1 leverage ratio	RCFD7273	0	RCFD7204	0.1973	31.
32. Tier 1 risk-based capital ratio	RCFD7274	0	RCFD7206	0.2862	32.
33. Total risk-based capital ratio	RCFD7275	0	RCFD7205	0.2905	33.

DEUTSCHE BANK TRUST COMPANY AMERICAS RSSD-ID 214807 Last Updated on 8/4/2008	FFIEC 031 Quarter End Date 6/30/2008 38
Schedule RC-R — Regulatory Capital

		(Column B)	(Column C)	(Column D)	(Column E)	(Column F)
	(Column A)	Items Not	Allocation by	Allocation by	Allocation by	Allocation by
	Totals (from	Subject to	Risk Weight	Risk Weight	Risk Weight	Risk Weight
Dollar amounts in thousands	Schedule RC)	Risk-Weighting	Category 0%	Category 20%	Category 50%	Category 100%
	RCFD0010	RCFDC869	RCFDB600	RCFDB601		RCFDB602
34. Cash and balances due from depository institutions	2,671,000	0	691,000	1,980,000		0	34.
	RCFD1754	RCFDB603	RCFDB604	RCFDB605	RCFDB606	RCFDB607
35. Held-to-maturity securities	0	0	0	0	0	0	35.
	RCFD1773	RCFDB608	RCFDB609	RCFDB610	RCFDB611	RCFDB612
36. Available-for-sale securities	1,804,000	23,000	301,000	0	0	1,480,000	36.
	RCFDC225		RCFDC063	RCFDC064		RCFDB520
37. Federal funds sold and securities purchased under agreements to resell	12,881,000		6,011,000	6,868,000		2,000	37.
	RCFD5369	RCFDB617	RCFDB618	RCFDB619	RCFDB620	RCFDB621
38. Loans and leases held for sale	0	0	0	0	0	0	38.
	RCFDB528	RCFDB622	RCFDB623	RCFDB624	RCFDB625	RCFDB626
39. Loans and leases, net of unearned income	12,849,000	0	549,000	1,305,000	1,377,000	9,618,000	39.
	RCFD3123	RCFD3123
40. Allowance for loan and lease losses	104,000	104,000					40.
	RCFD3545	RCFDB627	RCFDB628	RCFDB629	RCFDB630	RCFDB631
41. Trading assets	10,214,000	7,109,000	0	0	0	3,105,000	41.
	RCFDB639	RCFDB640	RCFDB641	RCFDB642	RCFDB643	RCFD5339
42. All other assets	5,756,000	78,000	126,000	451,000	0	5,101,000	42.
	RCFD2170	RCFDB644	RCFD5320	RCFD5327	RCFD5334	RCFD5340
43. Total assets	46,071,000	7,106,000	7,678,000	10,604,000	1,377,000	19,306,000	43.
Schedule RC-R — Regulatory Capital

	(Column A)	(Column B)	(Column C)	(Column D)	(Column E)	(Column F)
	Face Value or	Credit	Allocation by	Allocation by	Allocation by	Allocation by
	Notional	Equivalent	Risk Weight	Risk Weight	Risk Weight	Risk Weight
Dollar amounts in thousands	Amount	Amount	Category 0%	Category 20%	Category 50%	Category 100%
	RCFDB546	RCFDB547	RCFDB548	RCFDB581	RCFDB582	RCFDB583
44. Financial standby letters of credit	1,935,000	1,935,000	0	665,000	0	1,270,000	44.
	RCFD3821	RCFDB650	RCFDB651	RCFDB652	RCFDB653	RCFDB654
45. Performance standby letters of credit	1,000	500	0	0	0	500	45.
	RCFD3411	RCFDB655	RCFDB656	RCFDB657	RCFDB658	RCFDB659
46. Commercial and similar letters of credit	0	0	0	0	0	0	46.

DEUTSCHE BANK TRUST COMPANY AMERICAS	FFIEC 031
RSSD-ID 214807	Quarter End Date 6/30/2008
Last Updated on 8/4/2008	39

	(Column A)	(Column B)	(Column C)	(Column D)	(Column E)	(Column F)
	Face Value or	Credit	Allocation by	Allocation by	Allocation by	Allocation by
	Notional	Equivalent	Risk Weight	Risk Weight	Risk Weight	Risk Weight
Dollar amounts in thousands	Amount	Amount	Category 0%	Category 20%	Category 50%	Category 100%
	RCFD3429	RCFDB660	RCFDB661	RCFDB662		RCFDB663
47. Risk participations in bankers acceptances acquired by the reporting institution	0	0	0	0		0	47.
	RCFD3433	RCFDB664	RCFDB665	RCFDB666	RCFDB667	RCFDB668
48. Securities lent	0	0	0	0	0	0	48.
	RCFDA250	RCFDB669	RCFDB670	RCFDB671	RCFDB672	RCFDB673
49. Retained recourse on small business obligations sold with recourse	0	0	0	0	0	0	49.
	RCFDB541	RCFDB542				RCFDB543
50. Recourse and direct credit substitutes (other than financial standby letters of credit) subject to the low-level exposure rule and residual interests subject to a dollar-for-dollar capital requirement	0	0				0	50.
	RCFDB675	RCFDB676	RCFDB677	RCFDB678	RCFDB679	RCFDB680
51. All other financial assets sold with recourse	0	0	0	0	0	0	51.
	RCFDB681	RCFDB682	RCFDB683	RCFDB684	RCFDB685	RCFDB686
52. All other off-balance sheet liabilities	0	0	0	0	0	0	52.
	RCFD3833	RCFDB687	RCFDB688	RCFDB689	RCFDB690	RCFDB691
53. Unused commitments with an original maturity exceeding one year	7,650,000	3,825,000	0	0	0	3,825,000	53.
		RCFDA167	RCFDB693	RCFDB694	RCFDB695
54. Derivative contracts		2,190,000	0	1,753,000	437,000		54.
			RCFDB696	RCFDB697	RCFDB698	RCFDB699
55. Total assets, derivatives, and off-balance sheet items by risk weight category			7,678,000	13,022,000	1,814,000	24,401,500	55.

56. Risk weight factor							56.
			RCFDB700	RCFDB701	RCFDB702	RCFDB703
57. Risk-weighted assets by risk weight category			0	2,604,400	907,000	24,401,500	57.
						RCFD1651
58. Market risk equivalent assets						1,549,000	58.
						RCFDB704
59. Risk-weighted assets before deductions for excess allowance for loan and lease losses and allocated transfer risk reserve						29,461,900	59.
						RCFDA222
60. Excess allowance for loan and lease losses						0	60.
						RCFD3128
61. Allocated transfer risk reserve						0	61.
						RCFDA223
62. Total risk-weighted assets						29,461,900	62.

DEUTSCHE BANK TRUST COMPANY AMERICAS	FFIEC 031
RSSD-ID 214807	Quarter End Date 6/30/2008
Last Updated on 8/4/2008	40
Schedule RC-R — Regulatory Capital

Dollar amounts in thousands
1. Current credit exposure across all derivative contracts covered by the risk-based capital standards
	RCFD8764	1,096,000	M.1.
Schedule RC-R — Regulatory Capital

		(Column B) With
		a remaining
	(Column A) With	maturity of over	(Column C) With
	a remaining	one year	a remaining
	maturity of one	through five	maturity of over
Dollar amounts in thousands	year or less	years	five years
2. Notional principal amounts of derivative contracts:				M.2.
	RCFD3809	RCFD8766	RCFD8767
a. Interest rate contracts	6,999,000	5,487,000	4,409,000	M.2.a.
	RCFD3812	RCFD8769	RCFD8770
b. Foreign exchange contracts	993,000	872,000	555,000	M.2.b.
	RCFD8771	RCFD8772	RCFD8773
c. Gold contracts	0	0	0	M.2.c.
	RCFD8774	RCFD8775	RCFD8776
d. Other precious metals contracts	0	0	0	M.2.d.
	RCFD8777	RCFD8778	RCFD8779
e. Other commodity contracts	3,971,000	4,412,000	148,000	M.2.e.
	RCFDA000	RCFDA001	RCFDA002
f. Equity derivative contracts	33,000	9,000	0	M.2.f.

g. Credit derivative contracts:				M.2.g.
	RCFDC980	RCFDC981	RCFDC982
1. Investment grade	14,000	359,000	4,253,000	M.2.g.1.
	RCFDC983	RCFDC984	RCFDC985
2. Subinvestment grade	92,000	479,000	0	M.2.g.2.

DEUTSCHE BANK TRUST COMPANY AMERICAS	FFIEC 031
RSSD-ID 214807	Quarter End Date 6/30/2008
Last Updated on 8/4/2008	41
Schedule RC-S — Servicing Securitization and Asset Sale Activities

							(Column G)
							All Other
	(Column A)				(Column E)	(Column F)	Loans, All
	1-4 Family	(Column B)	(Column C)		Other	Commercial	Leases, and
	Residential	Home Equity	Credit Card	(Column D)	Consumer	and Industrial	All Other
Dollar amounts in thousands	Loans	Lines	Receivables	Auto Loans	Loans	Loans	Assets
	RCFDB705	RCFDB706	RCFDB707	RCFDB708	RCFDB709	RCFDB710	RCFDB711
1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller-provided credit enhancements	0	0	0	0	0	0	0	1.
2. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to structures reported in item 1 in the form of:								2.
	RCFDB712	RCFDB713	RCFDB714	RCFDB715	RCFDB716	RCFDB717	RCFDB718
a. Credit-enhancing interest-only strips (included in Schedules RC-B or RC-F or in Schedule RC, item 5)	0	0	0	0	0	0	0	2.a.
	RCFDC393	RCFDC394	RCFDC395	RCFDC396	RCFDC397	RCFDC398	RCFDC399
b. Subordinated securities and other residual interests	0	0	0	0	0	0	0	2.b.
	RCFDC400	RCFDC401	RCFDC402	RCFDC403	RCFDC404	RCFDC405	RCFDC406
c. Standby letters of credit and other enhancements	0	0	0	0	0	0	0	2.c.
	RCFDB726	RCFDB727	RCFDB728	RCFDB729	RCFDB730	RCFDB731	RCFDB732
3. Reporting bank’s unused commitments to provide liquidity to structures reported in item 1	0	0	0	0	0	0	0	3.
4. Past due loan amounts included in item 1:								4.
	RCFDB733	RCFDB734	RCFDB735	RCFDB736	RCFDB737	RCFDB738	RCFDB739
a. 30-89 days past due	0	0	0	0	0	0	0	4.a.
	RCFDB740	RCFDB741	RCFDB742	RCFDB743	RCFDB744	RCFDB745	RCFDB746
b. 90 days or more past due	0	0	0	0	0	0	0	4.b.
5. Charge-offs and recoveries on assets sold and securitized with servicing retained or with recourse or other seller-provided credit enhancements (calendar year-to-date):								5.
	RIADB747	RIADB748	RIADB749	RIADB750	RIADB751	RIADB752	RIADB753
a. Charge-offs	0	0	0	0	0	0	0	5.a.
	RIADB754	RIADB755	RIADB756	RIADB757	RIADB758	RIADB759	RIADB760
b. Recoveries	0	0	0	0	0	0	0	5.b.
6. Amount of ownership (or seller’s) interests carried as:								6.
		RCFDB761	RCFDB762			RCFDB763
a. Securities (included in Schedule RC-B or in Schedule RC, item 5)		0	0			0		6.a.

DEUTSCHE BANK TRUST COMPANY AMERICAS	FFIEC 031
RSSD-ID 214807	Quarter End Date 6/30/2008
Last Updated on 8/4/2008	42

							(Column G)
							All Other
	(Column A)				(Column E)	(Column F)	Loans, All
	1-4 Family	(Column B)	(Column C)		Other	Commercial	Leases, and
	Residential	Home Equity	Credit Card	(Column D)	Consumer	and Industrial	All Other
Dollar amounts in thousands	Loans	Lines	Receivables	Auto Loans	Loans	Loans	Assets
		RCFDB500	RCFDB501			RCFDB502
b. Loans (included in Schedule RC-C)		0	0			0		6.b.
7. Past due loan amounts included in interests reported in item 6.a:								7.
		RCFDB764	RCFDB765			RCFDB766
a. 30-89 days past due		0	0			0		7.a.
		RCFDB767	RCFDB768			RCFDB769
b. 90 days or more past due		0	0			0		7.b.
8. Charge-offs and recoveries on loan amounts included in interests reported in item 6.a (calendar year-to-date):								8.
		RIADB770	RIADB771			RIADB772
a. Charge-offs		0	0			0		8.a.
		RIADB773	RIADB774			RIADB775
b. Recoveries		0	0			0		8.b.
	RCFDB776	RCFDB777	RCFDB778	RCFDB779	RCFDB780	RCFDB781	RCFDB782
9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions’ securitization structures in the form of standby letters of credit, purchased subordinated securities, and other enhancements	0	0	0	0	0	0	0	9.
	RCFDB783	RCFDB784	RCFDB785	RCFDB786	RCFDB787	RCFDB788	RCFDB789
10. Reporting bank’s unused commitments to provide liquidity to other institutions’ securitization structures	0	0	0	0	0	0	0	10.
	RCFDB790	RCFDB791	RCFDB792	RCFDB793	RCFDB794	RCFDB795	RCFDB796
11. Assets sold with recourse or other seller-provided credit enhancements and not securitized by the reporting bank	0	0	0	0	0	0	0	11.
	RCFDB797	RCFDB798	RCFDB799	RCFDB800	RCFDB801	RCFDB802	RCFDB803
12. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to assets reported in item 11	0	0	0	0	0	0	0	12.

DEUTSCHE BANK TRUST COMPANY AMERICAS	FFIEC 031
RSSD-ID 214807	Quarter End Date 6/30/2008
Last Updated on 8/4/2008	43
Schedule RC-S — Servicing Securitization and Asset Sale Activities

Dollar amounts in thousands
1. Small business obligations transferred with recourse under Section 208 of the Riegle Community Development and Regulatory Improvement Act of 1994:			M.1.
a. Outstanding principal balance	RCFDA249	0	M.1.a.
b. Amount of retained recourse on these obligations as of the report date	RCFDA250	0	M.1.b.
2. Outstanding principal balance of assets serviced for others (includes participations serviced for others):			M.2.
a. Closed-end 1-4 family residential mortgages serviced with recourse or other servicer-provided credit enhancements	RCFDB804	0	M.2.a.
b. Closed-end 1-4 family residential mortgages serviced with no recourse or other servicer-provided credit enhancements	RCFDB805	0	M.2.b.
c. Other financial assets (includes home equity lines)	RCFDA591	0	M.2.c.
d. 1-4 family residential mortgages serviced for others that are in process of foreclosure at quarter-end (includes closed-end and open-end loans)	RCFDF699	0	M.2.d.
3. Asset-backed commercial paper conduits:			M.3.
a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and Other enhancements:			M.3.a.
1. Conduits sponsored by the bank, a bank affiliate, or the bank’s holding company	RCFDB806	0	M.3.a.1.
2. Conduits sponsored by other unrelated institutions	RCFDB807	0	M.3.a.2.
b. Unused commitments to provide liquidity to conduit structures:			M.3.b.
1. Conduits sponsored by the bank, a bank affiliate, or the bank’s holding company	RCFDB808	0	M.3.b.1.
2. Conduits sponsored by other unrelated institutions	RCFDB809	0	M.3.b.2.
4. Outstanding credit card fees and finance charges included in Schedule RC-S, item 1, Column C	RCFDC407	NR	M.4.
Schedule RC-T — Fiduciary and Related Services

Dollar amounts in thousands
1. Does the institution have fiduciary powers?	RCFDA345	Yes	1.
2. Does the institution exercise the fiduciary powers it has been granted?	RCFDA346	Yes	2.
3. Does the institution have any fiduciary or related activity (in the form of assets or accounts) to report in this schedule?	RCFDB867	Yes	3.

DEUTSCHE BANK TRUST COMPANY AMERICAS	FFIEC 031
RSSD-ID 214807	Quarter End Date 6/30/2008
Last Updated on 8/4/2008	44
Schedule RC-T — Fiduciary and Related Services

		(Column B)	(Column C) Number	(Column D) Number
	(Column A)	Non-Managed	of Managed	of Non-Managed
Dollar amounts in thousands	Managed Assets	Assets	Accounts	Accounts
	RCFDB868	RCFDB869	RCFDB870	RCFDB871
4. Personal trust and agency accounts	593,000	193,000	17	15	4.

5. Retirement related trust and agency accounts:					5.
	RCFDB872	RCFDB873	RCFDB874	RCFDB875
a. Employee benefit — defined contribution	23,092,000	281,000	41	56	5.a.
	RCFDB876	RCFDB877	RCFDB878	RCFDB879
b. Employee benefit — defined benefit	2,932,000	6,000	29	4	5.b.
	RCFDB880	RCFDB881	RCFDB882	RCFDB883
c. Other retirement accounts	135,000	382,000	142	675	5.c.
	RCFDB884	RCFDB885	RCFDC001	RCFDC002
6. Corporate trust and agency accounts	1,863,000	117,415,000	25	22157	6.
	RCFDB886		RCFDB888
7. Investment management agency accounts	19,323,000		1500		7.
	RCFDB890	RCFDB891	RCFDB892	RCFDB893
8. Other fiduciary accounts	0	0	0	0	8.
	RCFDB894	RCFDB895	RCFDB896	RCFDB897
9. Total fiduciary accounts	47,938,000	118,277,000	1754	22907	9.
		RCFDB898		RCFDB899
10. Custody and safekeeping accounts		28,908,000		4617	10.
	RCFNB900	RCFNB901	RCFNB902	RCFNB903
11. Fiduciary accounts held in foreign offices (included in items 9 and 10)	0	0	0	0	11.

DEUTSCHE BANK TRUST COMPANY AMERICAS	FFIEC 031
RSSD-ID 214807	Quarter End Date 6/30/2008
Last Updated on 8/4/2008	45
Schedule RC-T — Fiduciary and Related Services

Dollar amounts in thousands
12. Personal trust and agency accounts	RIADB904	CONF	12.
13. Retirement related trust and agency accounts:			13.
a. Employee benefit — defined contribution	RIADB905	CONF	13.a.
b. Employee benefit — defined benefit	RIADB906	CONF	13.b.
c. Other retirement accounts	RIADB907	CONF	13.c.
14. Corporate trust and agency accounts	RIADA479	CONF	14.
15. Investment management agency accounts	RIADB908	CONF	15.
16. Other fiduciary accounts	RIADA480	CONF	16.
17. Custody and safekeeping accounts	RIADB909	CONF	17.
18. Other fiduciary and related services income	RIADB910	CONF	18.
19. Total gross fiduciary and related services income	RIAD4070	213,000	19.
a. Fiduciary and related services income — foreign offices (included in item 19)	RIADB912	CONF	19.a.
20. Expenses	RIADC058	CONF	20.
21. Net losses from fiduciary and related services	RIADA488	CONF	21.
22. Intracompany income credits for fiduciary and related services	RIADB911	CONF	22.
23. Net fiduciary and related services income	RIADA491	CONF	23.
1. Managed assets held in personal trust and agency accounts:			M.1.
a. Noninterest-bearing deposits	RCFDB913	NR	M.1.a.
b. Interest-bearing deposits	RCFDB914	NR	M.1.b.
c. U.S. Treasury and U.S. Government agency obligations	RCFDB915	NR	M.1.c.
d. State, county and municipal obligations	RCFDB916	NR	M.1.d.
e. Money market mutual funds	RCFDB917	NR	M.1.e.
f. Other short-term obligations	RCFDB918	NR	M.1.f.
g. Other notes and bonds	RCFDB919	NR	M.1.g.
h. Common and preferred stocks	RCFDB920	NR	M.1.h.
i. Real estate mortgages	RCFDB921	NR	M.1.i.
j. Real estate	RCFDB922	NR	M.1.j.
k. Miscellaneous assets	RCFDB923	NR	M.1.k.
l. Total managed assets held in personal trust and agency accounts	RCFDB868	593,000	M.1.l.
Schedule RC-T — Fiduciary and Related Services

	(Column A) Number of		(Column B) Principal
Dollar amounts in thousands	Issues		Amount Outstanding
2. Corporate trust and agency accounts:					M.2.
a. Corporate and municipal trusteeships	RCFDB927	NR	RCFDB928	NR	M.2.a.
b. Transfer agent, registrar, paying agent, and other corporate agency	RCFDB929	NR			M.2.b.
Schedule RC-T — Fiduciary and Related Services

	(Column A) Number of		(Column B) Market Value
Dollar amounts in thousands	Funds		of Fund Assets
3. Collective investment funds and common trust funds:					M.3.
a. Domestic equity	RCFDB931	NR	RCFDB932	NR	M.3.a
b. International/Global equity	RCFDB933	NR	RCFDB934	NR	M.3.b
c. Stock/Bond blend	RCFDB935	NR	RCFDB936	NR	M.3.c
d. Taxable bond	RCFDB937	NR	RCFDB938	NR	M.3.d
e. Municipal bond	RCFDB939	NR	RCFDB940	NR	M.3.e

DEUTSCHE BANK TRUST COMPANY AMERICAS	FFIEC 031
RSSD-ID 214807	Quarter End Date 6/30/2008
Last Updated on 8/4/2008	46

	(Column A) Number of		(Column B) Market Value
Dollar amounts in thousands	Funds		of Fund Assets
f. Short term investments/Money market	RCFDB941	NR	RCFDB942	NR	M.3.f.
g. Specialty/Other	RCFDB943	NR	RCFDB944	NR	M.3.g.
h. Total collective investment funds	RCFDB945	NR	RCFDB946	NR	M.3.h.
Schedule RC-T — Fiduciary and Related Services

	(Column A)	(Column B)
	Gross Losses	Gross Losses
	Managed	Non-Managed	(Column C)
Dollar amounts in thousands	Accounts	Accounts	Recoveries
4. Fiduciary settlements, surcharges, and other losses:				M.4.
	RIADB947	RIADB948	RIADB949
a. Personal trust and agency accounts	CONF	CONF	CONF	M.4.a.
	RIADB950	RIADB951	RIADB952
b. Retirement related trust and agency accounts	CONF	CONF	CONF	M.4.b.
	RIADB953	RIADB954	RIADB955
c. Investment management agency accounts	CONF	CONF	CONF	M.4.c.
	RIADB956	RIADB957	RIADB958
d. Other fiduciary accounts and related services	CONF	CONF	CONF	M.4.d.
	RIADB959	RIADB960	RIADB961
e. Total fiduciary settlements, surcharges, and other losses	CONF	CONF	CONF	M.4.e.
General Instructions

Dollar amounts in thousands
1. Who Must Report on What Forms	1.
a. Close of Business	1.a.
b. Frequency of Reporting	1.b.
c. Differences in Detail of Reports	1.c.
d. Shifts in Reporting Status	1.d.
2. Organization of the Instruction Books	2.
3. Preparation of the Reports	3.
4. Signatures	4.
a. Officer Declaration	4.a.
b. Director Attestation	4.b.
5. Submission of the Reports	5.
a. Submission Date	5.a.
b. Amended Reports	5.b.
6. Retention of Reports	6.
7. Scope of the “Consolidated Bank” Required to be Reported in the Submitted Reports	7.
a. Exclusions from the Coverage of the Consolidated Report	7.a.
8. Rules of Consolidation	8.
9. Reporting by Type of Office (For banks with foreign offices)	9.
10. Publication Requirements for the Report of Condition	10.
11. Release of Individual Bank Reports	11.
12. Applicability of Generally Accepted Accounting Principles to Regulatory Reporting Requirements	12.
13. Accrual Basis Reporting	13.
14. Miscellaneous General Instructions	14.

DEUTSCHE BANK TRUST COMPANY AMERICAS	FFIEC 031
RSSD-ID 214807	Quarter End Date 6/30/2008
Last Updated on 8/4/2008	47

Dollar amounts in thousands
a. Rounding	14.a.
b. Negative Entries	14.b.
c. Verification	14.c.
d. Transactions Occurring Near the End of a Reporting Period	14.d.
15. Separate Branch Reports	15.
Glossary

Dollar amounts in thousands
1. Glossary	1.
2. Acceptances	2.
3. Accounting Changes	3.
4. Accounting Errors, Corrections of	4.
5. Accounting Estimates, Changes in	5.
6. Accounting Principles, Changes in	6.
7. Accrued Interest Receivable Related to Credit Card Securitizations	7.
8. Acquisition, Development, or Construction (ADC) Arrangements	8.
9. Agreement Corporation	9.
10. Allowance for Loan and Lease Losses	10.
11. Applicable Income Taxes	11.
12. Associated Company	12.
13. ATS Account	13.
14. Bankers Acceptances	14.
a. Bank-Owned Life Insurance	14.a.
15. Banks, U.S. and Foreign	15.
16. Banks in Foreign Countries	16.
17. Bill-of-Lading Draft	17.
18. Borrowings and Deposits in Foreign Offices	18.
19. Brokered Deposits	19.
20. Broker’s Security Draft	20.
21. Business Combinations	21.
22. Call Option	22.
23. Capitalization of Interest Costs	23.
24. Carrybacks and Carryforwards	24.
25. Cash Management Arrangements	25.
26. Certificate of Deposit	26.
27. Changes in Accounting Estimates	27.
28. Changes in Accounting Principles	28.
29. Clearing Accounts	29.
30. Commercial Banks in the U.S.	30.
31. Commercial Letter of Credit	31.
32. Commercial Paper	32.
33. Commodity or Bill-of-Lading Draft	33.
34. Common Stock of Unconsolidated Subsidaries, Investments in	34.
35. Continuing Contract	35.
36. Corporate Joint Venture	36.
37. Corrections of Accounting Errors	37.
38. Coupon Stripping, Treasury Receipts, and STRIPS	38.
39. Custody Account	39.
40. Dealer Reserve Account	40.
a. Deferred Compensation Agreements	40.a.

DEUTSCHE BANK TRUST COMPANY AMERICAS	FFIEC 031
RSSD-ID 214807	Quarter End Date 6/30/2008
Last Updated on 8/4/2008	48

Dollar amounts in thousands
41. Deferred Income Taxes	41.
42. Demand Deposits	42.
43. Depository Institutions in the U.S.	43.
44. Deposits	44.
45. Derivative Contracts	45.
a. Discounts	45.a.
46. Dividends	46.
47. Domestic Office	47.
48. Domicile	48.
49. Due Bills	49.
50. Edge and Agreement Corporation	50.
a. Equity-Indexed Certificates of Deposit	50.a.
51. Equity Method of Accounting	51.
52. Extinguishments of Liabilities	52.
53. Extraordinary Items	53.
54. Fails	54.
a. Fair Value	54.a.
55. Federal Funds Transactions	55.
56. Federally-Sponsored Lending Agency	56.
57. Fees, Loan	57.
58. Foreclosed Assets	58.
59. Foreign Banks	59.
60. Foreign Currency Transactions and Translation	60.
61. Foreign Debt Exchange Transactions	61.
62. Foreign Governments and Official Institutions	62.
63. Foreign Office	63.
64. Forward Contracts	64.
65. Functional Currency	65.
66. Futures Contracts	66.
67. Goodwill	67.
68. Hypothecated Deposit	68.
69. IBF	69.
70. Income Taxes	70.
71. Intangible Assets	71.
72. Interest-Bearing Account	72.
73. Interest Capitalization	73.
74. Interest Rate Swaps	74.
75. Internal-Use Computer Software	75.
76. International Banking Facility (IBF)	76.
77. Interoffice Accounts	77.
78. Investments in Common Stock of Unconsolidated Subsidiaries	78.
79. Joint Venture	79.
80. Lease Accounting	80.
81. Letter of Credit	81.
82. Limited-Life Preferred Stock	82.
83. Loan	83.
84. Loan Fees	84.
85. Loan Impairment	85.
86. Loan Secured by Real Estate	86.
87. Loss Contingencies	87.
88. Majority-Owned Subsidiary	88.

DEUTSCHE BANK TRUST COMPANY AMERICAS	FFIEC 031
RSSD-ID 214807	Quarter End Date 6/30/2008
Last Updated on 8/4/2008	49

Dollar amounts in thousands
89. Mandatory Convertible Debt	89.
91. Mergers	91.
92. Money Market Deposit Account (MMDA)	92.
93. Nonaccrual Status	93.
94. Noninterest-Bearing Account	94.
95. Nontransaction Account	95.
96. NOW Account	96.
97. Offsetting	97.
98. One-Day Transaction	98.
99. Option	99.
100. Organization Costs	100.
101. Other Depository Institutions in the U.S.	101.
102. Other Real Estate Owned	102.
103. Overdraft	103.
104. Participations	104.
105. Participations in Acceptances	105.
106. Participations in Pools of Securities	106.
107. Pass-through Reserve Balances	107.
108. Perpetual Preferred Stock	108.
109. Placements and Takings	109.
110. Pooling of Interests	110.
111. Preauthorized Transfer Account	111.
112. Preferred Stock	112.
113. Premiums and Discounts	113.
114. Purchase Acquisition	114.
a. Purchased Impaired Loans and Debt Securities	114.a.
115. Put Option	115.
116. Real Estate ADC Arrangements	116.
117. Real Estate, Loan Secured By	117.
118. Reciprocal Balances	118.
119. Renegotiated Troubled Debt	119.
120. Reorganizations	120.
121. Repurchase/Resale Agreements	121.
122. Reserve Balances, Pass-through	122.
123. Retail Sweep Arrangements	123.
124. Sales of Assets for Risk-Based Capital Purposes	124.
125. Savings Deposits	125.
126. Securities Activities	126.
127. Securities Borrowing/Lending Transactions	127.
128. Securities, Participations in Pools of	128.
129. Servicing Assets and Liabilities	129.
130. Settlement Date Accounting	130.
131. Shell Branches	131.
132. Short Position	132.
133. Significant Subsidiary	133.
134. Standby Letter of Credit	134.
135. Start-Up Activities	135.
136. STRIPS	136.
137. Subordinated Notes and Debentures	137.
138. Subsidiaries	138.
139. Suspense Accounts	139.

DEUTSCHE BANK TRUST COMPANY AMERICAS	FFIEC 031
RSSD-ID 214807	Quarter End Date 6/30/2008
Last Updated on 8/4/2008	50

Dollar amounts in thousands
140. Syndications	140.
141. Telephone Transfer Account	141.
142. Term Federal Funds	142.
143. Time Deposits	143.
144. Trade Date and Settlement Date Accounting	144.
145. Trading Account	145.
146. Transaction Account	146.
147. Transfers of Financial Assets	147.
148. Traveler’s Letter of Credit	148.
149. Treasury Receipts	149.
150. Treasury Stock	150.
151. Troubled Debt Restructurings	151.
152. Trust Preferred Securities	152.
153. U.S. Banks	153.
154. U.S. Territories and Possessions	154.
155. Valuation Allowance	155.
156. When-Issued Securities Transactions	156.